UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Badger Meter, Inc.
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BADGER METER, INC.
4545 West Brown Deer Road
Milwaukee, Wisconsin 53223
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 29, 2016

The Annual Meeting of the Shareholders of Badger Meter, Inc. will be held at the Milwaukee Public Museum, 800 W. Wells Street, Milwaukee, Wisconsin 53233 on Friday, April 29, 2016, at 8:30 a.m., local time, for the following purposes:
1. To elect as directors the eight nominees named in the proxy statement, each for a one-year term;
2. To consider an advisory vote to approve the compensation of the company’s named executive officers;
3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the company for the year ending December 31, 2016;
4. To re-approve, for Section 162(m) purposes, the performance criteria and the Badger Meter, Inc. 2011 Omnibus Incentive Plan previously approved by the shareholders; and
5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
Our Board of Directors recommends a vote “FOR ALL NOMINEES" in Proposal 1, and “FOR” Proposals 2, 3 and 4. The persons named as proxies will use their discretion to vote on other matters that may properly arise at the Annual Meeting.
Holders of record of our common stock at the close of business on February 29, 2016, are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote per share.

By Order of the Board of Directors

William R. A. Bergum,
Secretary

March 18, 2016
We urge you to submit your proxy as soon as possible. If the records of our transfer agent, American Stock Transfer & Trust Company, LLC, show that you own shares in your name, or you own shares in our Dividend Reinvestment Plan, then you can submit your proxy for those shares via the Internet or by using a toll-free telephone number provided on the proxy card. Or you can mark your votes on the proxy card we have enclosed, sign and date it, and mail it in the postage-paid envelope we have provided. Instructions for using these convenient services are set forth on the proxy card. If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on April 29, 2016
This Proxy Statement and our 2015 Annual Report on Form 10-K are available at
http://www.astproxyportal.com/ast/12549/

2016 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT TABLE OF CONTENTS

BADGER METER, INC.
4545 West Brown Deer Road
Milwaukee, Wisconsin 53223
PROXY STATEMENT
To the Shareholders of
BADGER METER, INC.
We are furnishing you with this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Badger Meter, Inc. to be used at our Annual Meeting of Shareholders (referred to as the Annual Meeting), which will be held at the Milwaukee Public Museum, 800 W. Wells Street, Milwaukee, Wisconsin 53233, on Friday, April 29, 2016, at 8:30 a.m., local time, and at any adjournment or postponement thereof.
If you execute a proxy, you retain the right to revoke it at any time before it is voted by giving written notice to us, by submitting a valid proxy bearing a later date or by voting your shares in person at the Annual Meeting. Unless you revoke your proxy, your shares will be voted at the Annual Meeting as you instructed in your proxy. Anyone who is a shareholder of record as of the close of business on February 29, 2016 (the “record date”), may attend the Annual Meeting and vote in person. If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, you may not vote in person at the Annual Meeting unless you first obtain a proxy issued in your name from your broker, nominee, fiduciary or other custodian.
As of the record date, we had 14,522,164 shares of common stock, par value $1 per share, outstanding and entitled to vote. You are entitled to one vote for each of your shares of common stock.
If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, you will receive a full meeting package including a voting instruction form to vote your shares. Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone. A broker non-vote occurs when your broker, nominee, fiduciary or other custodian submits a proxy card with respect to your shares, but declines to vote on a particular matter, either because such nominee elects not to exercise its discretionary authority to vote on the matter or does not have discretionary authority to vote on the matter. Your broker, nominee, fiduciary or other custodian has the authority under New York Stock Exchange rules to vote your unvoted shares on certain routine matters like the ratification of Ernst & Young LLP as the company’s independent registered public accounting firm for 2016, but not on the election of directors, the advisory vote to approve the compensation of our named executive officers or the vote to re-approve, for Section 162(m) purposes, the performance criteria and the Badger Meter, Inc. 2011 Omnibus Incentive Plan previously approved by the shareholders.
We commenced mailing this Proxy Statement and accompanying form of proxy on or about March 18, 2016.

NOMINATION AND ELECTION OF DIRECTORS
You and the other holders of the common stock are entitled to elect eight directors at the Annual Meeting. If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of the election of each of the eight nominees for director identified below. If your shares are held in “street name” by your broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian may only vote your shares with your specific voting instructions for the election of directors. Therefore, we urge you to respond to your brokerage firm so that your vote will be cast.
Directors will be elected by a plurality of votes cast at the Annual Meeting (assuming a quorum is present). If you do not vote your shares at the Annual Meeting, whether due to abstentions, broker nonvotes or otherwise, and a quorum is present, it will have no impact on the election of directors. Once elected, a director serves for a one-year term or until his/her successor has been duly appointed, or until his/her death, resignation or removal.
If a director receives more “withheld” votes than “for” votes in an uncontested election, then according to the process described in the company's current bylaws: that director will tender his or her resignation to the Chairman of the Board of Directors following certification of the shareholder vote, the Chairman will refer the resignation to the Board of Directors' Resignation Committee to consider whether or not to accept such resignation. Thereafter, the board will disclose its decision regarding whether to accept the director’s resignation (or the reason(s) for rejecting the resignation, if applicable) in a Current Report on Form 8-K furnished to the Securities and Exchange Commission.

The nominees of the Board of Directors for director, together with certain additional information concerning each such nominee, are identified below. All of the nominees are current directors of our company. If any nominee is unable or unwilling to serve, the named proxies have discretionary authority to select and vote for substitute nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.
Nominees for Election to the Board of Directors
The following section provides information as of the date of this proxy statement about each nominee. The information presented includes information each director has given us about his/her age, all positions he/she holds, his/her principal occupation and business experience for the past five years, and the names of other companies, some of which are publicly-held, of which he/she currently serves as a director or has served as a director during the past five years. All directors meet the qualifications established by the Corporate Governance Committee as set forth beginning on Page 5 of this proxy statement.
In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our board to the conclusion that he/she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the company and our board.

Name	Age	Business Experience During Last Five Years	Director Since
Ronald H. Dix	71	Badger Meter, Inc.: Retired. Formerly, Senior Vice President - Administration. Mr. Dix has significant experience at the company as well as a broad knowledge of employee benefit and human resource issues which enable him to assist the company in dealing with such issues.	2005
Thomas J. Fischer	68	Mr. Fischer is a consultant in corporate financial and accounting matters and a retired Senior Regional Managing Partner of Arthur Andersen LLP. At Arthur Andersen he served principally international public manufacturing and distribution companies. Mr. Fischer is also a director of Actuant Corporation, Regal-Beloit Corporation and WEC Energy Group. The Board benefits from Mr. Fischer’s expertise in the areas of financial, accounting and auditing matters, including financial reporting, corporate transactions and enterprise risk management.	2003
Gale E. Klappa	65	WEC Energy Group (a holding company for electric and gas utilities): Chairman and Chief Executive Officer. Mr. Klappa is a director of WEC Energy Group and Joy Global, Inc. Mr. Klappa has significant experience as the Chief Executive Officer of a public company and as a manager of regulated utility companies. Further, he has in-depth knowledge of utility metering needs. He is able to provide valuable advice and guidance to the company in these areas.	2010
Gail A. Lione	66
Georgetown University School of Law:  Adjunct Professor of Intellectual Property Law. Former Adjunct Professor of Intellectual Property Law at Marquette University School of Law. The Harley-Davidson Foundation:  Retired President. Harley-Davidson, Inc.: Former Executive Vice President, General Counsel & Secretary and Chief Compliance Officer.   Ms. Lione is a director of Sargento Foods Inc., a privately-held company where she serves on the compensation committee; and The F. Dohmen Co., a privately-held company where she serves on the audit committee. Ms. Lione has significant legal and management experience in manufacturing that includes securities law, intellectual property, corporate governance and corporate compliance, as well as human resources issues, which enables her to provide valuable advice and guidance to the company.

			2012

Name	Age	Business Experience During Last Five Years	Director Since
Richard A. Meeusen	61	Badger Meter, Inc.: Chairman, President and Chief Executive Officer. Mr. Meeusen is a director of Menasha Corporation and Serigraph Inc., both privately-held companies. Mr. Meeusen has significant experience in managing Badger Meter which enables him to provide the board with valuable insights and advice.	2001
Andrew J. Policano	66	Paul Merage School of Business, University of California - Irvine: former Dean, Chaired Professor and Director - Center for Investment and Wealth Management. Formerly, Paul Merage School of Business, University of California - Irvine: Dean. Mr. Policano is a director of Rockwell-Collins, Inc. and a trustee of Payden & Rygel, a mutual fund company. Mr. Policano’s experience in general management and his involvement in and knowledge of new academic research into business issues enable him to provide valuable insights and advice to the company.	1997
Steven J. Smith	65	Journal Media Group (NYSE: JMG): Non-executive Chairman of the Board; Former Journal Communications, Inc. (a diversified media company with operations in television and radio broadcasting, publishing and digital media): Chairman and Chief Executive Officer. Formerly, Journal Communications, Inc.: Chairman, Chief Executive Officer and President. Mr. Smith was a director of Journal Communications, Inc. Mr. Smith has significant experience both in business management and as the Chief Executive Officer of a public company. He is able to provide valuable advice and insights for the company.	2000
Todd J. Teske	51
Briggs & Stratton Corporation (a producer of gasoline engines and outdoor power products): Chairman, President and Chief Executive Officer. Formerly, Briggs & Stratton Corporation: President and Chief Executive Officer, and President and Chief Operating Officer. Mr. Teske is a director of Briggs & Stratton Corporation and Lennox International, Inc. Mr. Teske has significant experience in management and as the Chief Executive Officer of a public company and in the operational management of a manufacturing company, including international operations, which enables him to provide valuable advice and guidance for the company.

			2009

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR ALL NOMINEES" AS IDENTIFIED ABOVE.
Independence, Committees, Meetings and Attendance
Our Board of Directors has three standing committees: the Audit and Compliance Committee (referred to as the Audit Committee), the Compensation Committee and the Corporate Governance Committee (referred to as the Governance Committee). The Board of Directors has adopted written charters for each committee, which are available on our website at www.badgermeter.com under the selection "Company"- "Investors"-"Corporate Governance"-"Highlights."
In making independence determinations, the board observes all criteria for independence established by the Securities and Exchange Commission, the New York Stock Exchange, and other governing laws and regulations. The board has determined that each of the directors (other than Mr. Meeusen) (i) is “independent” within the definitions contained in the current New York Stock Exchange listing standards and our Principles of Corporate Governance; (ii) meets the categorical independence standards adopted by the board (set forth below); and (iii) has no other “material relationship” with the company that could interfere with his/her ability to exercise independent judgment. In addition, the board has determined that each member of the Audit Committee meets the additional independence standards for audit committee members. One of the Audit

Committee members, Mr. Fischer, serves on three other audit committees. Our board has affirmatively determined that such simultaneous service does not impair Mr. Fischer’s ability to effectively serve on our Audit Committee.
The current committee assignments are:

BOARD COMMITTEES
Independent Director	Audit and Compliance	Compensation	Corporate Governance
Ronald H. Dix			X
Thomas J. Fischer	X*		X
Gale E. Klappa	X	X
Gail A. Lione		X	X
Andrew J. Policano			X*
Steven J. Smith	X	X*
Todd J. Teske	X	X

*	Chairman of the Committee

The Audit Committee met five times in 2015. The Audit Committee oversees our financial reporting process on behalf of the board and reports the results of their activities to the board. The activities of the Audit Committee include employing, with shareholder ratification, an independent registered public accounting firm for us, discussing with the independent registered public accounting firm and internal auditors the scope and results of audits, monitoring our internal controls, ethics and compliance risk management, and pre-approving and reviewing audit fees and other services performed by our independent registered public accounting firm. The board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission. Furthermore, the board has determined that all members of our Audit Committee meet the financial literacy requirements of the New York Stock Exchange.
In overseeing the independent registered public accounting firm, the Audit Committee, among other things, (i) reviews the independence of the independent registered public accounting firm; (ii) reviews periodically the level of fees approved for the independent registered public accounting firm and the pre-approved non-audit services it has provided; (iii) reviews the performance, qualifications and quality control procedures of the independent registered public accounting firm; and (iv) reviews the scope of and overall plans for the annual audit and the internal audit program. In addition to the Audit Committee’s responsibilities regarding the independent registered public accounting firm, the Audit Committee established, and oversees, procedures for the receipt, retention and treatment, on a confidential basis, of any concerns regarding questionable accounting, internal controls or auditing matters.
The Compensation Committee, which met three times in 2015, and in January 2016, reviews and establishes all forms of compensation for our executive officers and directors, administers our compensation plans, including the various stock plans, reviews the various management development and succession programs and addresses compensation-related risks.
The Governance Committee, which met two times in 2015, oversees all matters related to director performance, including the recommendation of nominees for the Board of Directors, assists the Board of Directors in providing oversight of the company’s enterprise risk management programs, and oversees all corporate governance matters, including developing and recommending to the board the company’s Principles of Corporate Governance.
The Board of Directors held five meetings in 2015. During 2015, all directors attended at least 75% of the meetings of the full board and the committees on which they served during the period. A closed session for only independent directors was held following each of the regular board meetings. All members of the board attended the 2015 Annual Meeting of Shareholders. It is the board’s policy that all directors attend the Annual Meeting of Shareholders, unless unusual circumstances prevent such attendance.
Leadership Structure
Our Board of Directors currently believes it is in the best interests of the company to combine the positions of Chairman and Chief Executive Officer ("CEO") because this provides the company with unified leadership and direction. In addition, our current Chairman and CEO has an in-depth knowledge of our business that enables him to effectively set appropriate board agendas and ensure appropriate processes and relationships are established with both management and the Board of Directors, as our board works together to oversee our management and affairs.
Because our Chairman is not an independent director, our independent directors believe it is appropriate to appoint an independent director as a Lead Outside Director. Our Lead Outside Director works with our Chairman and CEO and other board members to provide strong, independent oversight of our management and affairs. Among other things, our Lead Outside Director serves as the principal liaison between the Chairman and our independent directors and chairs the closed sessions that consist of only our independent directors. Ms. Lione currently serves as Lead Outside Director of the board.
Board Role in Risk Oversight
Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board of Directors in setting the company’s business strategy is a key part of its assessment of management’s tolerance for risk and also a determination of what constitutes an appropriate level of risk for the company. The full Board of Directors participates in an annual enterprise risk management assessment. In this process, risk is assessed by management throughout the business, focusing on four primary areas of risk: employment risks, facility risks, product risks and general business risks (which include strategic, financial, legal, compliance and reputational risks). A report is provided and presented to the board, which is reviewed thoroughly.
While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including overseeing the integrity of the company’s financial statements, qualifications and independence of the independent registered public accounting firm, internal controls and general corporate ethics and compliance. In addition, the Audit Committee annually reviews and assesses the effectiveness of the company’s overall compliance program. The Compensation Committee focuses on compensation risk including risks associated with the administration and structure of our employee benefit plans. The Governance Committee focuses on corporate governance policies that help mitigate risk.
Nomination of Directors
All members of the Governance Committee meet the definition of independence set forth by the New York Stock Exchange. The Governance Committee has responsibility for recommending nominees for our Board of Directors. The board has adopted a policy by which the Governance Committee will consider nominees for board positions, as follows:

•	When a vacancy occurs on the Board of Directors, the Governance Committee will initiate and oversee a search process for potential new candidates for Board of Director positions.

•
The Governance Committee will review each candidate’s qualifications in light of the needs of the Board of Directors and the company, considering the current mix of director attributes and other pertinent factors.

•	The following minimum qualifications must be met by each director nominee:

◦	Each director must display the highest personal and professional ethics, integrity and values.

◦	Each director must have the ability to exercise sound business judgment.

◦
Each director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

◦	Each director must have relevant expertise and experience, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

◦	Each director must be independent of any particular constituency, be able to represent all shareholders of the company and be committed to enhancing long-term shareholder value.

◦	Each director must have sufficient time available to devote to activities of the board and to enhance his or her knowledge of the company’s business.

◦
The specific qualities and skills required of any candidate will vary depending on our specific needs at any point in time. In considering the diversity of a candidate, the governance committee considers a variety of factors including but not limited to age, gender and ethnicity.

◦	No candidate, including current directors, may stand for reelection after reaching the age of 72.

•	There are no differences in the manner in which the Governance Committee evaluates candidates recommended by shareholders and candidates identified from other sources.

•
To recommend a candidate, shareholders should write to the Board of Directors, c/o Secretary, Badger Meter, Inc., P.O. Box 245036, Milwaukee, WI 53224-9536, via certified mail. Such recommendation should include the candidate’s name and address, a brief biographical description and statement of qualifications of the candidate and the candidate’s signed consent to be named in the proxy statement and to serve as a director if elected.

•
To be considered by the Governance Committee for nomination and inclusion in our proxy statement, the Board of Directors must receive shareholder recommendations for director no later than October 15 of the year prior to the relevant annual meeting of shareholders.

During 2015, and as of the date of this Proxy Statement, the Governance Committee did not pay any fees to third parties to assist in identifying or evaluating potential candidates. Also, the Governance Committee did not receive any shareholder nominees for consideration at the Annual Meeting.
Communications with the Board of Directors
Shareholders and non-shareholders may communicate with the full Board of Directors, non-management directors as a group or individual directors, including the Lead Outside Director, by submitting such communications in writing to the Secretary of Badger Meter, Inc., P.O. Box 245036, Milwaukee, WI 53224-9536, via certified mail. The Secretary will forward communications received to the appropriate party. However, commercial advertisements or other forms of solicitation will not be forwarded.
Categorical Independence Standards for Directors
The company’s categorical independence standards for directors are contained in the company’s Principles of Corporate Governance, which are annually reviewed by the Governance Committee. If appropriate, changes are recommended to the Board of Directors for approval.
A director who at all times during the previous three years has met all of the following categorical standards and has no other material relationships with Badger Meter, Inc. will be deemed to be independent:
1.    The company has not employed the director, and has not employed (except in a non-executive officer capacity) any of his or her immediate family members. Employment as an interim Chairman or Chief Executive Officer does not disqualify a director from being considered independent following that employment.
2.    Neither the director, nor any of his or her immediate family members, has received more than $120,000 per year in direct compensation from the company, other than director and committee fees, and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a director for former service as an interim Chairman or Chief Executive Officer need not be considered in determining independence under this test. Compensation received by an immediate family member for service as a non-executive employee of the company need not be considered in determining independence under this test.
3.    The director has not been employed by, or affiliated with the company’s present or former internal or external auditor, nor have any of his or her immediate family members been so employed or affiliated (except in a nonprofessional capacity).
4.    Neither the director, nor any of his or her immediate family members, has been part of an “interlocking directorate” in which any of the company’s present executives serve on the compensation (or equivalent) committee of another company that employs the director or any of his or her immediate family members in an executive officer capacity.

5.    Neither the director, nor any of his or her immediate family members (except in a non-executive officer capacity), has been employed by a company that makes payments to, or receives payments from, the company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues. In applying this test, both the payments and the consolidated gross revenues to be measured are those reported in the last completed fiscal year. The look-back provision for this test applies solely to the financial relationship between the company and the director’s or immediate family member’s current employer; the company need not consider former employment of the director or immediate family member.
6.    Neither the director, nor any of his or her immediate family members, has been an employee, officer or director of a foundation, university or other non-profit organization to which the company gives directly, or indirectly through the provision of services, more than $1 million per annum or 2% of such organization’s consolidated gross revenues (whichever is greater).
In addition to satisfying the criteria set forth above, directors who are members of the Audit Committee will not be considered independent for purposes of membership on the Audit Committee unless they satisfy the following additional criteria:
1.    A director who is a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the board, or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the company or any subsidiary thereof, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the company (provided that such compensation is not contingent in any way on continued service).
2.    A director, who is a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the board, or any other board committee, be an affiliated person of the company.
3.    If an Audit Committee member simultaneously serves on the audit committees of more than two other public companies, then the board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the company’s Audit Committee. The company must disclose this determination in its proxy statement.
Available Corporate Governance Information
The company’s Code of Business Conduct, Principles of Corporate Governance, Code of Conduct for Financial Executives and Charters of all current board committees are available on our website at www.badgermeter.com under the selection “Company” - “Investors” - “Corporate Governance.” Copies can also be obtained by writing to the Secretary of Badger Meter, Inc., P.O. Box 245036, Milwaukee, WI 53224-9536.

RELATED PERSON TRANSACTIONS
We had no transactions during 2015, and none are currently proposed, in which we were a participant and in which any related person had a direct or indirect material interest. Our Board of Directors has adopted policies and procedures regarding related person transactions. For purposes of these policies and procedures:

•
A “related person” means any person who is, or was at some time since the beginning of the last fiscal year, (a) one of our directors, executive officers or nominees for director, (b) a greater than five percent beneficial owner of our common stock, or (c) an immediate family member of the foregoing; and

•
A “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest.

Each of our executive officers, directors or nominees for director is required to disclose to the Governance Committee certain information relating to related person transactions for review, approval or ratification by the Governance Committee. Disclosure to the Governance Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. The Governance Committee’s decision whether or not to approve or ratify a related person transaction is to be made in light of the Governance Committee’s determination that consummation of the transaction is not or was not contrary to our best interests. Any related person transaction must be disclosed to the Board of Directors.
Certain related person transactions are deemed pre-approved, including, among others, (a) any transaction with another company, or charitable contribution, grant or endowment to a charitable organization, foundation or university, at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than ten percent of that company’s shares, if the aggregate amount involved does not exceed the greater of $1 million or 2% of the company’s total annual revenues or the charitable organization’s total annual receipts, and (b) any transaction involving a related person where the rates or charges involved are determined by competitive bids.

STOCK OWNERSHIP OF BENEFICIAL OWNERS HOLDING MORE THAN FIVE PERCENT
The following table provides information concerning persons known by us to beneficially own more than five percent of our common stock as of February 29, 2016.

Name	Aggregate Number of Shares and Percent of Common Stock Beneficially Owned
T. Rowe Price Associates, Inc.	1,800,476	(1)
100 East Pratt Street Baltimore, MD 21202	12.40%
BlackRock, Inc.	1,401,695	(2)
55 East 52nd Street New York, NY 10055	9.70%
Mairs and Power, Inc.	1,175,581	(3)
332 Minnesota Street W-1520 First National Bank Building St. Paul, MN 55101	8.10%
The Vanguard Group, Inc.	1,171,586	(4)
100 Vanguard Boulevard Malvern, PA 19355	8.07%
Neuberger Berman Group LLC	816,651	(5)
605 Third Avenue New York, NY 10158	5.63%

(1)
Information shown is based on a Schedule 13G filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. on February 11, 2016. The Schedule 13G indicates that T. Rowe Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Price Associates has sole voting power over 329,232 shares and sole dispositive power over 1,800,476 shares.

(2)
Information shown is based on a Schedule 13G filed with the Securities and Exchange Commission by BlackRock, Inc. on January 25, 2016. The Schedule 13G indicates that BlackRock, Inc. has sole voting power over 1,367,617 shares and sole dispositive power over 1,401,695 shares.

(3)
Information shown is based on a Schedule 13G filed with the Securities and Exchange Commission by Mairs and Power, Inc. on February 12, 2016. The Schedule 13G indicates that Mairs and Power, Inc. has sole voting power over 864,628 shares and sole dispositive power over 1,175,581 shares.

(4)
Information shown is based on a Schedule 13G filed with the Securities and Exchange Commission by The Vanguard Group, Inc. on February 10, 2016. The Schedule 13G indicates that The Vanguard Group, Inc has sole voting power over 31,715 shares, shared voting power over 1,900 shares, sole dispositive power over 1,138,771 shares and shared dispositive power over 32,815 shares.

(5)
Information shown is based on a Schedule 13G filed with the Securities and Exchange Commission by Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC on February 9, 2016. The Schedule 13G indicates that Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC has shared voting power over 816,651 shares and shared dispositive power over 816,651 shares.

STOCK OWNERSHIP OF MANAGEMENT
The following table sets forth, as of February 29, 2016, the number of shares of common stock beneficially owned and the number of exercisable options outstanding by (i) each of our directors, (ii) each of the executive officers named in the Summary Compensation Table set forth below (referred to as the named executive officers or “NEOs”), and (iii) all of our directors and executive officers as a group. Securities and Exchange Commission rules define “beneficial owner” of a security to include any person who has or shares voting power or investment power with respect to such security.

Name	Aggregate Number of Shares and Percent of Common Stock Beneficially Owned(1)
Ronald H. Dix	115,800 *	(2)
Thomas J. Fischer	12,165 *	(3)
Gale E. Klappa	12,420 *
Gail A. Lione	11,202 *
Richard A. Meeusen	190,969 1.3%	(4)
Andrew J. Policano	20,826 *	(5)
Steven J. Smith	27,920 *
Todd J. Teske	12,420 *
Gregory M. Gomez	25,300 *	(6)
Horst E. Gras	12,128 *	(7)
Richard E. Johnson	100,609 *	(8)
Kimberly K. Stoll	10,822 *	(9)
All Directors and Executive Officers as a Group (16 persons, including those named above)	672,767 4.6%

*	Less than one percent

(1)
Unless otherwise indicated, the beneficial owner has sole investment and voting power over the reported shares, which includes shares from stock options that are currently exercisable or were exercisable within 60 days of February 29, 2016.

(2)
Does not include deferred director fee holdings of 4,351 phantom stock units held by Mr. Dix under the Badger Meter Deferred Compensation Plan for Directors. The value of the phantom stock units is based upon and fluctuates with the market value of the common stock. When a participant chooses to exit the plan, the phantom stock units are paid out only in cash. Ronald H. Dix has sole investment and voting power over 25,700 shares he holds directly, and 2,600 shares subject to stock options that are currently exercisable or were exercisable within 60 days of February 29, 2016. He has shared investment and voting power over 87,500 shares he owns with his spouse.

(3)	Thomas J. Fischer shares voting power with his spouse over the reported shares.

(4)
Richard A. Meeusen has sole investment and voting power over 106,756 shares he holds directly, 4,140 shares in our Employee Savings and Stock Ownership Plan, 59,883 shares subject to stock options that are currently exercisable or were exercisable within 60 days of February 29, 2016 and 20,190 shares of restricted stock.

(5)
Does not include deferred director fee holdings of 534 phantom stock units held by Mr. Policano under the Badger Meter Deferred Compensation Plan for Directors. The value of the phantom stock units is based upon and fluctuates with the market value of the common stock. When a participant chooses to exit the plan, the phantom stock units are paid out only in cash.

(6)
Gregory M. Gomez has sole investment and voting power over 6,530 shares he holds directly, 5,889 shares in our Employee Savings and Stock Ownership Plan, 10,292 shares subject to stock options that are currently exercisable or were exercisable within 60 days of February 29, 2016 and 2,589 shares of restricted stock.

(7)
Horst E. Gras has sole investment and voting power over 9,341 shares he holds directly, 719 shares subject to stock options that are currently exercisable or were exercisable within 60 days of February 29, 2016 and 2,068 shares of restricted stock.

(8)
Richard E. Johnson holds 2,413 shares in our Employee Savings and Stock Ownership Plan, 1,938 shares subject to stock options that are currently exercisable or were exercisable within 60 days of February 29, 2016 and 5,566 shares of restricted stock. He has shared investment and voting power over 90,692 shares he owns with his spouse.

(9)
Kimberly K. Stoll has sole investment and voting power over 3,035 shares she holds directly in an IRA, 2,076 shares in our Employee Savings and Stock Ownership Plan, 2,872 shares subject to stock options that are currently exercisable or were exercisable within 60 days of February 29, 2016 and 2,589 shares of restricted stock. She has shared investment and voting power over 250 shares she owns with her spouse.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Compensation Policies and Procedures
Our executive compensation program for all executive officers, including each NEO, is administered by the Compensation Committee. The Compensation Committee is composed of four independent directors - Mr. Smith (Chairman), Mr. Klappa, Ms. Lione and Mr. Teske.
The compensation philosophies that guide the Compensation Committee as it carries out its duties include the following:

•	Executive compensation programs should be designed to attract and retain qualified executive officers, as well as motivate and reward performance.

•
The payment of annual incentive compensation should be directly linked to the attainment of performance goals approved by the Compensation Committee. See “Total Compensation and Link to Performance” below.

•
Long-term incentive programs should be designed to align with shareholder interests by utilizing stock options, restricted stock and long-term cash incentives in order to ensure that our executive officers are committed to our long-term success.

•
The Compensation Committee should attempt to achieve a fair and competitive compensation structure for our executive officers by implementing both short-term and long-term plans with fixed and variable components.

•
Compensation policies should be structured to align the interests of management with the interests of shareholders, in a manner that does not encourage excessive risk taking. To discourage excessive risk taking, the Compensation Committee conducts an annual risk assessment of our compensation plans and places great emphasis on equity-based incentive compensation and stock ownership by executive officers.

In making its decisions and recommendations regarding executive compensation, the Compensation Committee reviews, among other things:

•
Compensation data obtained through an independent executive compensation consultant for competitive businesses of similar size and similar business activity. The data considered includes information relative to both base salary and bonus separately and on a combined basis, as well as total cash and long-term incentive compensation.

•
Our financial performance as a whole relative to the prior year, our budget and other meaningful financial data, such as sales, return on assets, return on equity, cash generated from operations and financial position.

•	The recommendations of the Chairman, President and Chief Executive Officer (“CEO”) with regard to the other executive officers.
In developing compensation plans for fiscal year 2016, the Compensation Committee considered the positive “say on pay” vote of our shareholders at our 2015 Annual Meeting of Shareholders. As a result, and as we describe in this Compensation Discussion and Analysis, the Compensation Committee kept in place for fiscal year 2016 most of the same executive compensation program components that it had disclosed to shareholders in the proxy statement for the 2015 Annual Meeting of Shareholders.
Executive Compensation and Governance Practices and Standards
We endeavor to maintain sound governance practices and standards consistent with our executive compensation philosophies. The following governance practices and standards were in effect during 2015:

•	The Compensation Committee is comprised solely of independent directors.

•	The Compensation Committee engaged its own compensation consultant to assist with its 2015 compensation review. This consultant performed no consulting or other services for the company.

•	The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation peer group used for comparative purposes.

•	Our directors and executive officers are prohibited from holding our common stock in a margin account or pledging our common stock as collateral for a loan.

•	Our directors and executive officers are prohibited from engaging in short sales of our common stock.

•	The Compensation Committee annually assesses the risk within the executive compensation program.

•	All executive officers are expected to hold company stock at least equal to two-times their annual base salaries.

•
The Company has a Compensation Recoupment Policy (commonly referred to as a “clawback policy”). The clawback policy is designed to ensure that incentive-based compensation is paid to executive officers based on accurate financial statements. In the event that we are required to prepare an accounting restatement due to the material noncompliance with accounting rules, the policy applies to incentive-based compensation that is granted to current or former executive officers of the company who received incentive-based compensation at any time after the effective date of policy and during the three-year period preceding the date on which we are required to prepare the accounting restatement. When final rules are adopted by the Securities and Exchange Commission regarding any additional clawback requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we intend to review our policy and amend it to comply with the new rules.

Role of Compensation Consultant
For 2015, the Compensation Committee engaged Towers Watson & Co. as its independent executive compensation consultant. In December of 2015, Towers Watson became Willis Towers Watson PLC ("Willis Towers Watson"). The Compensation Committee generally engages an independent compensation consultant and has the authority to approve fees and other terms of the engagement. The consultant’s duties were to evaluate executive compensation, to discuss general compensation trends, to provide competitive market data and to assist our CEO in developing compensation recommendations to present to the committee for the executive officers other than himself. The compensation consultant provides the committee with advice, consultation and market information on a regular basis, as requested, throughout the year. The executive compensation consultant does not make specific recommendations on individual compensation amounts for the executive officers or the independent directors, nor does the consultant determine the amount or form of executive and director compensation. The Compensation Committee has assessed the independence of Willis Towers Watson pursuant to Securities and Exchange Commission rules and New York Stock Exchange Listing standards and affirmatively determined that Willis Towers Watson's services have not raised any conflicts of interest.
Total Compensation and Link to Performance
We strive to compensate our executive officers at competitive levels, with the opportunity to earn above-median compensation for above-market performance, through programs that emphasize performance-based incentive compensation in the form of annual cash payments, equity-based awards and a long-term incentive program. To that end, total executive compensation is tied to our performance and is structured to ensure that, due to the nature of our business, there is an appropriate balance focused on our long-term versus short-term performance, and also a balance between our financial performance and the individual performance of our executive officers, all of which is designed to align compensation with our shareholders’ interests. For example, the Annual Bonus Plan is based primarily on targeted annual growth in Earnings Before Interest and Taxes. Long-term bonus plans include cash awards based on either relative shareholder returns compared to a peer group or, beginning in 2016, operating income targets, over three-year periods, and restricted stock and option grants that increase in value with the stock price. These programs are further described under “Elements of Compensation” below.
For those compensation components where individual performance is a consideration, individual performance is considered as part of the overall evaluation process.  This evaluation of individual performance impacts the annual adjustment to base salaries for all of our executive officers and also may impact payments made under the annual bonus plan for all officers except the CEO.  For the periods disclosed, the Compensation Committee determined that the performance of all executive officers was satisfactory.  As such, annual base salary adjustments were made for each executive officer based on recommendations from the CEO (for all executive officers except the CEO) and the judgment of the Compensation Committee, although no adjustments were made to the payments made under the Annual Bonus Plan.
We believe that the total compensation paid or awarded to our executive officers during 2015 was consistent with our financial performance and the individual performance of each of the executive officers. Based on our analysis and the advice of Willis Towers Watson, we also believe that the compensation was reasonable in its totality and is consistent with our compensation philosophies as described above.

To the extent that base salaries and equity grants vary by professional role in the marketplace, as demonstrated by the competitive market data supplied by our independent executive compensation consultant, the base salaries and equity grants of the executive officers will vary, sometimes significantly. For example, consistent with the level of responsibility and the executive compensation practices of the companies in the market comparisons, Chief Executive Officers typically earn significantly more in base salary and equity grants than other executive officers.
As noted above, our CEO serves in an advisory role to the Compensation Committee with respect to executive compensation for executive officers other than himself (the CEO does not participate in determining or recommending compensation for himself). His recommendations are given significant weight by the Compensation Committee, but the Compensation Committee remains responsible for all decisions on compensation levels for the executive officers and on our executive compensation policies and executive compensation programs. All decisions on executive compensation levels and programs are made by the Compensation Committee.
Amount and Elements of Compensation
The Compensation Committee determines the amounts and elements of compensation under our compensation program for our executive officers. The program involves base salaries, benefits, short-term annual cash incentive bonuses and a long-term incentive program using stock options, restricted stock and cash incentives.
Peer Group and Compensation Survey Data.    Compensation levels are established for each executive officer by the Compensation Committee, with general reference to data supplied by Willis Towers Watson on organizations of similar size and business activity. Willis Towers Watson provided data from two sources: general industry survey data, and the recent proxy statements of a peer group selected by Willis Towers Watson and approved by the Compensation Committee. The general industry survey data was obtained from the 2015 Willis Towers Watson Executive Compensation Database Survey and the 2015 Willis Towers Watson Top Management Survey. This compensation data incorporates privately-held as well as publicly-held companies of similar size, and has a broad definition of similar business activity, thereby providing a more comprehensive basis for evaluating compensation relative to those companies that compete with us for executives. The data includes salaries, benefits, total cash compensation, long-term incentive compensation and total compensation. Where appropriate, the data was size-adjusted using regression analysis based on revenues.
Willis Towers Watson also developed a peer group of fifteen comparable publicly-held manufacturing companies that have business operations similar to ours in 2015 (the “peer group”). For both 2015 and 2016, compensation information for the five highest paid executives at each of the fifteen companies was obtained from the proxy statements of the companies and compared to the compensation of our five highest paid executives. The companies in the peer group were A.O. Smith, CIRCOR International, CLARCOR, Inc., ESCO Technologies, Franklin Electric Co., Fuel Systems Solutions, Gorman-Rupp, Itron, Inc., Lindsay Corporation, MFRI, Mueller Water Products, Northwest Pipe Co., Rexnord Corporation, Sun Hydraulics Corp., and Watts Water Technologies. This was the same peer group used for the “Comparison of Cumulative Total Return” disclosure in our Annual Report on Form 10K for 2015. The Compensation Committee annually reviews and approves the appropriateness of the peer group.
Base Salary.    Our policy is to pay executive officers at market, with appropriate adjustments for performance and levels of responsibility. To aid the Compensation Committee in its understanding of each executive officer’s long-term performance and levels of responsibility, the Compensation Committee is given a five-year history, which sets forth the base salary, short-term incentive awards, and long-term compensation of each such officer. The Compensation Committee has consistently applied this policy and procedure with respect to base salaries for the past 24 years.
Base salary increases for our executive officers approved as of November 13, 2014 for calendar year 2015, by the Compensation Committee, ranged from 3.0% to 10.0%. The Chairman, President and Chief Executive Officer’s compensation increased 3.3%. The other NEOs received base salary increases of 3.0% for Mr. Johnson and Mr. Gras, and 10.0% for Mr. Gomez and Ms. Stoll. These increases were based primarily on our goal to keep base salaries at market, in order to maintain competitive salary levels, but they also reflect the positive impact each of our executive officers had on our financial and strategic results in 2014. The larger increases for Mr. Gomez and Ms. Stoll were deemed appropriate given their expanded responsibilities in 2014 and the average salaries of similar positions in comparable companies as recommended by Towers Watson.
Base salary increases for our executive officers approved as of November 12, 2015 for calendar year 2016, by the Compensation Committee, ranged from 2.5% to 10.0%. The Chairman, President and Chief Executive Officer’s compensation increased 3.0%. The other NEOs received base salary increases of 3.0% for Mr. Johnson, 2.5% for Mr. Gras, and 10.0% for

Mr. Gomez and Ms. Stoll. These increases were based primarily on our goal to keep base salaries at market, in order to maintain competitive salary levels, but they also reflect the positive impact each of our executive officers had on our financial and strategic results in 2015. The larger increases for Mr. Gomez and Ms. Stoll were deemed appropriate given their expanded responsibilities in 2015 and the average salaries of similar positions in comparable companies as recommended by Willis Towers Watson.
Annual Bonus Plan.    Our annual bonus plan is designed to align our compensation with our shareholders’ interests over the long term. The plan is intended to provide a competitive level of compensation when the executive officers achieve their performance objectives. Under the annual bonus plan, the target bonus for the CEO was 100% of his base salary and the target bonus for all other NEOs was 35% - 55% of their base salary for 2015. The targets set pursuant to the annual bonus plan for 2015 were comprised of two components - a financial factor based on the attainment of a certain level of adjusted Earnings Before Interest and Taxes ("EBIT") and individual performance for all officers except the CEO.
The Compensation Committee approves the target level of earnings used for the financial component of the determination of an executive’s annual bonus at the beginning of each year. For 2015, the target financial factor was based on achieving an increase in adjusted EBIT of 3% over the 2014 adjusted EBIT, at which point the target annual bonus could be paid. Details of the annual bonus payout plan are as follows:
If the increase in adjusted EBIT in 2015 was:

•	below 0%, no annual bonus would be paid;

•	at 0%, the annual bonus would be 50% of the target bonus;

•	between 0% and 3%, the annual bonus would be pro-rated between 50% and 100% of the target bonus;

•	between 3% and 15%, the annual bonus would be pro-rated between 100% and a "stretch" bonus equal to 150% of the target amount; and

•	above 15%, the annual bonus would equal the stretch bonus of 150% of the target amount.
The Compensation Committee adjusts EBIT results for pension settlement or curtailment charges, costs (other than internal labor) associated with actual or potential acquisitions, results of newly acquired entities for the first twelve months after the effective date of acquisition and other non-operating items such as significant gains or losses from the disposal or impairment of long-term assets. For 2015, the Compensation Committee approved adjustments to EBIT (and the related bonus payments) for earnings from an acquired company, net of acquisition costs, for the acquisition costs incurred in 2015 associated with both completed and uncompleted acquisition activities and for settlement charges associated with the defined-benefit pension plan, such adjustments being consistent with past practices. After adjustment for these factors, the adjusted EBIT for 2015 decreased 16.6% from the adjusted EBIT for 2014, resulting in no bonus payments.
The 2015 annual bonus for each executive officer except the CEO could also be adjusted up or down 10% at the discretion of the Compensation Committee. Further, the Compensation Committee has the authority to award special performance bonuses. No such adjustments were made for 2015 for the regular program, and there were no special performance bonuses.
Long-Term Incentive Plan (referred to as LTIP)
In 2015, long-term incentive compensation awards for the executive officers were comprised of 40% restricted stock awards, 30% stock option awards and 30% cash bonus. For 2016, the mix was changed to 30% restricted stock, 30% stock options and 40% cash bonus. The mix is intended to provide balance between performance-oriented long-term incentive vehicles (stock options and cash bonus) and retention-oriented long-term incentive vehicles (restricted stock) and the adjustment in 2016 is intended to shift the balance toward performance-oriented incentive vehicles. We believe that the granting of company stock options and the use of cash bonus tied to an extended performance period serves to encourage the executive officers to direct efforts that will ultimately align our executive compensation program with our shareholders’ interests over the long term. We believe that the granting of restricted stock serves to encourage our executive officers to direct their efforts to increase shareholder value.
In determining the amount of incentive compensation to be awarded to each NEO, we consider the mix of long-term incentives provided by the companies in the competitive market data supplied by the compensation consultant as a guidepost, but we primarily structure the long-term incentive mix based on our compensation objectives. Specifically, the nature and amount of the long-term incentive compensation awarded to each of the NEOs was based primarily on our desire to ensure that executive compensation is tied to our performance, with an appropriate balance focused on our long-term versus short-term performance. The mix of the long-term incentive awards was the same for each of the NEOs. Furthermore, the individual performance of each NEO was considered as part of the overall evaluation process, with the Compensation Committee determining that the performance of each of the NEOs was satisfactory. As a result, in 2015 the individual performance of any NEO did not result in any adjustments to the nature or amount of the long-term incentive compensation awarded to such NEO.
The LTIP program presents an opportunity for executive officers and other key employees to gain or increase their equity interests in our stock. See the discussion below under "Common Stock Ownership Guidelines."
Stock options and restricted stock awards are granted annually to the executive officers and other key employees at amounts determined each year by the Compensation Committee. In addition, one-time stock option awards are granted to new executive officers, within one year of becoming an executive officer. All of the stock options awards are granted with an exercise price equal to the closing price of our common stock on the date of grant.
In selecting a date of grant, the Compensation Committee establishes a date that avoids any inference of timing such awards to the release of material non-public information, and that coincides with the starting valuation dates of the Relative Total Shareholder Return program (this program is described below).
Restricted stock awards in 2016 will use an average of the prior 10 days closing prices to determine the number of shares granted based on a predetermined dollar value. Prior to 2016, restricted stock awards used the closing price on the date of grant to determine the number of shares granted based on a predetermined dollar value.
In addition to the above-mentioned awards, our LTIP provides for potential cash-based performance unit awards to all executive officers, including the NEOs. During 2015, there were cash-based performance unit awards outstanding based on three Relative Total Shareholder Return ("RTSR") goals for periods covering 2013-2015, 2014-2016 and 2015-2017. For the period 2016-2018, the Compensation Committee changed the cash-based performance unit awards to a new program described below.
We granted cash-based performance units based on RTSR in January of 2013 to each of our executive officers for a three-year performance period (2013-2015). At the end of the three-year performance period in 2015, our total shareholder return, based on stock performance and reinvested dividends, was compared to the total shareholder return of our 2013 peer group. The executive officers earned the performance units based on relative performance of our stock compared to the performance of the peer group. Under the program, at the 35, 55 and 75 percentile relative performance levels, the executive officers would earn 50%, 100% and 200% of the target performance units, respectively. Units earned would be pro-rated for performance between these amounts and converted to cash based on the Company’s stock price. In February of 2016, payments were made to the NEOs under this program based on 200% of the target performance units since the Company’s total shareholder return for the period 2013-2015 was at the 81st percentile of the peer group.
In January of 2014 and again in January of 2015, the Compensation Committee continued the RTSR program by establishing two new three-year performance periods (2014-2016 and 2015-2017 respectively). Except for the differences in performance periods, these programs operate in the same manner as the RTSR described above.
In January of 2016, the Compensation Committee discontinued the RTSR program and replaced it with a new cash-based performance unit program based on operating income targets. The Compensation Committee made this change to better align performance targets with incentive payments. Under the new program, the Compensation Committee established three-year total operating income goals of $140.2 million, $169.2 million and $201.9 million for the threshold, target and maximum payout amounts for the period 2016-2018. At the threshold, target and maximum levels of operating income, the executive officers will earn 50%, 100% and 200% of the target cash payout for each officer, with the payouts pro-rated for performance between these amounts.
For all cash-based performance units. the Compensation Committee will adjust the targets for pension settlement or curtailment charges, costs (other than internal labor) associated with actual or potential acquisitions, results of newly acquired entities for the first twelve months after the effective date of acquisition and other non-operating items such as significant gains or losses from the disposal or impairment of long-term assets.
Non-Officer Incentives
Annual bonuses are also paid to all U.S. salaried exempt employees using the same EBIT threshold and target levels as used for the executive officers and previously described under “Annual Bonus Plan.” For 2015, approximately 280 non-

officers participated in that bonus plan. Also, all new U.S. salaried-exempt employees, and certain non-U.S. employees, receive a one-time grant of restricted stock and other grants of restricted stock at designated intervals.
Other Benefits
Salary Deferral Plan.    All executive officers, except Mr. Gras, a German citizen, are eligible to participate in a salary deferral plan described in Note 1 of the “Nonqualified Deferred Compensation Table” below. The Compensation Committee believes that it is appropriate to offer this program to enable the executive officers to better manage their taxable income and retirement planning. Based on its analysis and the advice of our independent executive compensation consultant, the Compensation Committee believes that this program is competitive with comparable programs offered by other companies. As of December 31, 2015, one NEO participates in the Salary Deferral Plan.
Supplemental Retirement Plans.    We offer various supplemental retirement plans to certain employees, including executive officers except Mr. Gras, a German citizen. The purpose of these plans is to compensate the employees for pension reductions caused by salary deferrals or by regulatory limitations on qualified plans. We also maintain a nonqualified supplemental executive retirement plan designed to enhance the regular retirement programs. Currently, Messrs. Meeusen and Johnson are participants in this plan. The Compensation Committee believes that these supplemental retirement plans are appropriate to attract and retain qualified executives. For more information on these plans, see the discussion that follows the “Pension Benefits Table” below.
Additional benefits.    Each executive officer receives his/her choice of either the use of a vehicle for both personal and business purposes, or a vehicle allowance. We also pay certain club dues for Mr. Meeusen. All executive officers, except Mr. Gras, participate in the Badger Meter, Inc. Employee Savings and Stock Ownership Plan and other benefit and pension plans provided to all of our U.S. employees.
Section 162(m) Limitations.     Our compensation plans are designed generally to allow us to achieve tax deductibility of the compensation paid under the plans. This includes compliance with Section 162(m) of the Internal Revenue Code, which limits the amount of non-performance-based compensation paid to our NEOs (other than our CFO) that we may deduct for tax purposes to $1 million per year. The Compensation Committee generally intends to structure our compensation programs to preserve tax deductibility. The Committee believes, however, that shareholders’ interests are best served by not restricting its discretion and flexibility in structuring compensation programs, even though such programs may result in certain non-deductible compensation expenses. In addition, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and related regulations, and the fact that such regulations and interpretations may change from time to time (with potentially retroactive effect), there is no certainty that compensation intended by the Committee to satisfy the requirements for deductibility under Section 162(m) will be deductible.
Potential Payments Upon Termination or Change-in-Control
We have entered into Key Executive Employment and Severance Agreements (each referred to as a KEESA) with all executive officers, whose expertise has been critical to our success, to remain with us in the event of any merger or transition period. The Compensation Committee has reviewed these agreements and determined that they are appropriate given competitive market practices. Each KEESA requires a “double-trigger,” providing for payments in the event there is a change-in-control and (1) the executive officer’s employment with us terminates (whether by us, the executive officer or otherwise) within 180 days prior to the change-in-control and (2) it is reasonably demonstrated by the executive officer that (a) any such termination of employment by us (i) was at the request of a third party who has taken steps reasonably calculated to effect a change-in-control or (ii) otherwise arose in connection with or in anticipation of a change-in-control, or (b) any such termination of employment by the executive officer took place because of an event that allowed the termination for good reason, which event (i) occurred at the request of a third party who has taken steps reasonably calculated to effect a change-in-control or (ii) otherwise arose in connection with or in anticipation of a change-in-control. For more information regarding the KEESAs, see the discussion in “Potential Payments Upon Termination or Change-in-Control” below.
Common Stock Ownership Guidelines and Hedging and Pledging Policies
We believe that it is important to align executive and shareholder interests by defining stock ownership guidelines for our executives. As a result, each executive officer is expected to hold common stock equal to at least two-times his or her annual base salary, except the CEO who is expected to hold common stock equal to at least three-times his annual base salary. New executive officers are expected to achieve this level of stock ownership within a reasonable time, but in any event, within six years of becoming an officer. Each NEO met the targeted level of stock ownership during 2015.

Additionally, we have a policy that prohibits our executive officers, as well as our directors, from engaging in short selling, hedging transactions and from holding our common stock in a margin account or pledging our common stock as collateral for a loan. An exception to the prohibition of pledging may be granted where a person wishes to pledge our common stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged shares.
Risk Assessment
The Compensation Committee conducts an annual risk assessment of our compensation program to determine whether our compensation policies and practices are reasonably likely to have a material adverse effect on the company. Based on this assessment, the Compensation Committee believes that our compensation program is balanced and does not motivate or encourage unnecessary or excessive risk taking because of, in part, the following:

•	Base salaries are fixed in amount and thus do not encourage risk taking.

•	Our annual bonus plan is designed to align our compensation with our shareholders’ interests over the long term.

•	Our long-term incentive plan uses a mix of performance measures that are designed to award our executives only if the company is achieving positive long-term growth.

•	We maintain appropriate caps on incentives.

•	We have limited and appropriate perquisites.

Summary Compensation Table
The following table sets forth information concerning compensation earned or paid to each of the NEOs for each of the last three fiscal years, consisting of: the dollar value of base salary during the applicable fiscal year; the aggregate grant date fair value of stock and option awards computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718; the dollar value of annual incentive bonus earned; the dollar value of the cash component of the long term incentives earned for the year ended under the RTSR program; the change in pension value and non-qualified compensation earnings during the applicable fiscal years; all other compensation for the applicable fiscal years; and finally; the dollar value of total compensation for the applicable fiscal years. The NEOs are our principal executive officer, principal financial officer and three most highly compensated executive officers employed as of December 31, 2015 (each of whose total cash compensation exceeded $100,000 for fiscal year 2015).
Summary Compensation Table for 2015 (all amounts in $)

					Non-Equity Incentive Plan Compensation		Change in Pension Value and Non-Qualified Deferred Compensation (5)	All Other Compensation (6)	Total
Name & Principal Position	Year	Salary	Stock Awards (1)	Option Awards (2)	Annual Bonus (3)	RTSR (4)
Richard A. Meeusen —	2015	625,000	371,973	278,991	—	562,380	171,611	47,558	2,057,513
Chairman, President &	2014	605,000	351,981	263,998	816,750	209,840	108,908	47,345	2,403,822
CEO	2013	587,100	366,724	231,205	—	—	125,841	44,798	1,355,688
Richard E. Johnson —	2015	335,800	99,948	74,987	—	181,772	73,747	35,541	801,795
Sr. Vice President — Finance,	2014	326,025	97,957	73,487	268,971	64,500	53,977	34,523	919,440
CFO and Treasurer	2013	315,000	102,580	64,071	—	—	56,710	34,227	572,588
Gregory M. Gomez —	2015	204,200	51,957	38,982	—	60,631	10,923	30,765	397,458
Vice President —	2014	185,606	41,966	31,491	127,443	30,100	7,921	26,754	451,281
Flow Instrumentation	2013	175,100	46,161	28,842	—	—	7,240	27,245	284,588
Horst E. Gras —	2015	299,474	37,169	27,881	22,322	60,631	199,853	16,681	664,011
Vice President —	2014	329,624	35,986	26,999	185,746	21,500	143,987	19,261	763,103
Intl. Operations(7)	2013	322,781	38,468	24,022	25,416	—	113,977	19,181	543,845
Kimberly K. Stoll —	2015	204,200	51,957	38,982	—	60,631	3,137	34,784	393,691
Vice President —	2014	185,606	41,966	31,491	112,443	30,100	841	30,202	432,649
Sales & Marketing	2013	175,100	46,161	28,842	—	—	772	32,375	283,250

(1)
These amounts reflect the grant date fair value of the stock awards made in each respective year. Beginning in 2013, the awards are made on the first Friday of March. The fair value of these stock awards is determined based on the market price of the shares on the grant date.

(2)
These amounts reflect the grant date fair value of the option awards made in each respective year. Beginning in 2013, the awards are made on the first Friday of March. The assumptions made in valuing the option awards are included under the caption “Stock Options” in Note 5 to the Consolidated Financial Statements in our 2015 Annual Report on Form 10-K and such information is incorporated herein by reference.

(3)
“Non-Equity Incentive Plan Compensation - Annual Bonus” amounts represent annual incentive bonuses earned during the year indicated but paid in February of the following year. For example, any bonus earned during 2014 was paid in February of 2015 under the bonus program described above in the “Compensation Discussion and Analysis.” For Mr. Gomez and Ms. Stoll, this also includes $30,000 and $15,000, respectively, of special performance bonuses paid in 2014.

(4)
“Non-Equity Incentive Plan Compensation - RTSR” represents the amount paid for the three-year plan ending in the year shown under our RTSR, as previously described. The amounts shown were paid in February of the following year, similar to the annual bonus.

(5)
“Change in Pension Value and Non-Qualified Deferred Compensation” includes the 2015 aggregate increase in the actuarial present value of each NEO’s (except Mr. Gras) accumulated benefit under our defined benefit pension plans (with its cash balance feature) and supplemental pension plans, using the same assumptions and measurement dates used for financial reporting purposes with respect to our audited financial statements. The amounts also include $5,881 for Mr.

Meeusen and $8,125 for Mr. Johnson, representing earnings on deferred compensation and/or earnings on the non-qualified unfunded executive supplemental plan in excess of 120% of applicable federal long-term rates.

(6)	“All Other Compensation” for 2015 includes the following items:

a.
Contributions to the Badger Meter, Inc. Employee Savings and Stock Ownership Plan (ESSOP) for Messrs. Meeusen and Johnson and Ms. Stoll of $4,500 each and $3,771 for Mr. Gomez for the 401(k) feature of the Plan; and $16,278 each for Messrs. Meeusen, Johnson, Gomez and Ms. Stoll, for the defined contribution feature of the Plan. Mr. Gras does not participate in the ESSOP.

b.	Dividends on restricted stock of $16,173 for Mr. Meeusen, $4,576 for Mr. Johnson, $2,073 for Mr. Gomez, $1,640 for Mr. Gras and $2,073 for Ms. Stoll.

c.	Vehicle usage of $6,846 for Mr. Meeusen, $10,187 for Mr. Johnson, $8,643 for Mr. Gomez, $15,041for Mr. Gras and $11,933 for Ms. Stoll.

d.	Club dues for Mr. Meeusen of $3,761.

(7)
Mr. Gras, a German resident and citizen, is paid primarily in Euros. The amounts shown reflect the U.S. dollar equivalent of that currency. Year-to-year comparisons are affected by changes in the exchange rate. Mr. Gras is not covered by the defined benefit pension plan. The company, through its European subsidiary, provides benefits similar to those of the other NEOs covered by the cash balance plan. The amounts shown for Mr. Gras represent the translated value of the changes in pension liability for each period shown.

Grants of Plan-Based Awards
The following table sets forth information regarding all plan-based awards that were granted to the NEOs during 2015, including incentive plan awards (equity-based and non-equity based) and other plan-based awards. Disclosure on a separate line item is provided for each grant of an award made to an NEO during the year. Non-equity incentive plan awards are awards that are not subject to FASB ASC Topic 718 and are intended to serve as an incentive for performance to occur over a specified period. There are no equity incentive-based awards, which are equity awards subject to a performance condition or a market condition as those terms are defined by FASB ASC Topic 718.
Grants of Plan-Based Awards for 2015

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Restricted Shares (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)
Richard A. Meeusen	March 6, 2015				6,565			371,973
	March 6, 2015					12,088	56.66	278,991
(1)	Jan. 28, 2015	139,500	279,000	558,000
(2)	Jan. 28, 2015	312,500	625,000	937,500
Richard E. Johnson	March 6, 2015				1,764			99,948
	March 6, 2015					3,249	56.66	74,987
(1)	Jan. 28, 2015	37,500	75,000	150,000
(2)	Jan. 28, 2015	92,345	184,690	277,035
Gregory M. Gomez	March 6, 2015				917			51,957
	March 6, 2015					1,689	56.66	38,982
(1)	Jan. 28, 2015	25,500	51,000	102,000
(2)	Jan. 28, 2015	40,840	81,680	122,520
Horst E. Gras	March 6, 2015				656			37,169
	March 6, 2015					1,208	56.66	27,881
(1)	Jan. 28, 2015	13,950	27,900	55,800
(2)	Jan. 28, 2015	61,174	122,347	183,521
Kimberly K. Stoll	March 6, 2015				917			51,957
	March 6, 2015					1,689	56.66	38,982
(1)	Jan. 28, 2015	25,500	51,000	102,000
(2)	Jan. 28, 2015	40,840	81,680	122,520

(1)	These awards were granted in 2015 under the three-year RTSR for potential payout in 2018. See the discussion of the plan in “Compensation Discussion and Analysis - Elements of Compensation” above.

(2)
These awards were granted in 2015 under the annual bonus plan to be paid out in 2016. The actual results in 2015 resulted in no payouts. See the discussion of the plan in the “Compensation Discussion and Analysis - Elements of Compensation” above.

Stock Awards represent the fair value of restricted stock awards granted to each NEO on March 6, 2015 under the 2011 Omnibus Incentive Plan and are valued at the closing price of the common stock on that date ($56.66 per share). The restricted stock vests 100% after three years from the date of grant. Dividends on the restricted shares are accrued during the vesting period and paid to the recipient upon full vesting of the shares.
Option Awards represent the fair value of stock options granted to each NEO on March 6, 2015. The assumptions made in valuing the option awards are included under the caption “Stock Options” in Note 5 to the Consolidated Financial Statements in our 2015 Annual Report on Form 10-K and such information is incorporated herein by reference. All options were granted on March 6, 2015, with an exercise price set at the closing price of the common stock on that date ($56.66 per share). All option awards vest at 20% per year over five years. The value of the options is $23.08 for the NEOs. The overall average fair value of all options issued in 2015 was $23.08, only a portion of which we expensed in fiscal year 2015. This value was computed in accordance with FASB ASC Topic 718 under the Black-Scholes option pricing model, using the following assumptions: risk-free interest rate of 1.74%; dividend yield of 1.32%; expected market price volatility factor of 49.5% and a weighted average expected life of 5.3 years. All option awards have a ten-year life from the date of grant. All unvested awards are forfeited on retirement or termination of employment for cause or otherwise. The awards are not subject to any performance-based or other material conditions.
Outstanding Equity Awards At Year-End
The following table sets forth information on outstanding option and stock awards held by the NEOs at December 31, 2015, including the number of shares underlying both exercisable and unexercisable portions of each stock option award as well as the exercise price and expiration date of each outstanding option.
Outstanding Equity Awards as of December 31, 2015

Name	Option Awards (1)				Stock Awards (1)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#) (2)	Market Value of Shares of Stock That Have Not Vested ($)
Richard A. Meeusen	4,800 9,000 10,200 10,640 11,280 4,547 2,362 0	0 0 0 2,660 7,520 6,820 9,450 12,088	52.81 38.69 38.41 36.59 36.15 51.29 54.36 56.66	May 2, 2018 May 1, 2019 May 7, 2020 May 6, 2021 May 4, 2022 Mar. 1, 2023 Mar. 7, 2024 Mar. 6, 2025	20,190	1,182,932
Richard E. Johnson	0 0 0 0 0	1,000 3,000 1,890 2,631 3,249	36.59 36.15 51.29 54.36 56.66	May 6, 2021 May 4, 2022 Mar. 1, 2023 Mar. 7, 2024 Mar. 6, 2025	5,566	326,112
Gregory M. Gomez	4,500 600 1,200 800 1,440 567 282 0	0 0 0 400 960 851 1,127 1,689	52.81 38.69 38.41 36.59 36.15 51.29 54.36 56.66	May 2, 2018 May 1, 2019 May 7, 2020 May 6, 2021 May 4, 2022 Mar. 1, 2023 Mar. 7, 2024 Mar. 6, 2025	2,589	151,690
Horst E. Gras	0 0 0 0 0	240 640 709 966 1,208	36.59 36.15 51.29 54.36 56.66	May 6, 2021 May 4, 2022 Mar. 1, 2023 Mar. 7, 2024 Mar. 6, 2025	2,068	121,164
Kimberly K. Stoll	240 400 480 567 282 0	0 400 960 851 1,127 1,689	38.41 36.59 36.15 51.29 54.36 56.66	May 7, 2020 May 6, 2021 May 4, 2022 Mar. 1, 2023 Mar. 7, 2024 Mar. 6, 2025	2,589	151,690

(1)
There were no stock or option awards outstanding for any of the NEOs as of December 31, 2015 that were related to equity incentive programs, the realization of which would depend on specific financial or performance outcomes.

(2)	Restricted stock awards generally vest 100% after three years from date of grant. All other stock options vest as follows:

Expiration Date	Grant Date	Vesting Term	Full Vesting
May 5, 2016	May 5, 2006	20% per year	May 5, 2011
May 4, 2017	May 4, 2007	20% per year	May 4, 2012
May 2, 2018	May 2, 2008	20% per year	May 2, 2013
May 1, 2019	May 1, 2009	20% per year	May 1, 2014
May 7, 2020	May 7, 2010	20% per year	May 7, 2015
May 6, 2021	May 6, 2011	20% per year	May 6, 2016
May 5, 2022	May 5, 2012	20% per year	May 5, 2017
Mar 1, 2023	Mar 1, 2013	20% per year	Mar 1, 2018
Mar 7, 2024	Mar 7, 2014	20% per year	Mar 7, 2019
Mar 6, 2025	Mar 6, 2015	20% per year	Mar 6, 2020
Option Exercises and Stock Vested
The following table sets forth information relating to the number of stock options exercised during the last fiscal year for each of the NEOs on an aggregate basis. It also gives the number of shares of restricted stock that vested during 2015 and its value on the date of vesting at a price of $63.01 per share.
Option Exercises and Stock Vested for 2015

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vested Shares ($)
Richard A. Meeusen	5,400	155,032	8,800	554,488
Richard E. Johnson	21,817	496,983	3,000	189,030
Gregory M. Gomez	—	—	1,200	75,612
Horst E. Gras	3,014	47,465	800	50,408
Kimberly K. Stoll	—	—	1,200	75,612
For further details regarding stock options and restricted stock, see the description of the LTIP in “Compensation Discussion and Analysis - Elements of Compensation” above.

Retirement Benefits
Qualified Defined Benefit Plan
The following table sets forth the actuarial present value of each NEO’s accumulated benefit under each defined benefit plan, assuming benefits are paid at normal retirement age based on current levels of compensation and the present value of the supplemental plans. Except for Mr. Gras, the valuation method and all material assumptions applied in quantifying the present value of the current accumulated benefit for each NEO are included under the caption “Employee Benefit Plans” in Note 7 to the Consolidated Financial Statements in our 2015 Annual Report on Form 10-K, and such information is incorporated herein by reference. Through our subsidiary Badger Meter Europe, Mr. Gras will receive a monthly annuity for life based on 1.25% of pensionable salary per year of service, to a maximum of 50% of salary. We calculate the liability for Mr. Gras using similar valuations that comply with U.S. generally accepted accounting principles. The table also shows the number of years of credited service under such plans, computed as of the same pension plan measurement date used in the company’s audited financial statements for the year ended December 31, 2015. Note that benefits under the U.S. defined benefit plan were frozen as of December 31, 2010 and replaced with a defined contribution plan (see discussion below). Interest will continue to be credited on the frozen balance at a rate of interest based upon 30-year U.S. Treasury securities. The table also reports any pension benefits paid to each NEO during the year.

Pension Benefits as of December 31, 2015

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit ($)	Payments During 2015 ($)
Richard A. Meeusen	Qualified Pension Plan	15	286,051	—
	Non-qualified Unfunded Supplemental Retirement Plan	20	533,195	—
	Non-qualified Unfunded Executive Supplemental Plan	N/A	490,443	—
Richard E. Johnson	Qualified Pension Plan	10	175,046	—
	Non-qualified Unfunded Supplemental Retirement Plan	15	148,835	—
	Non-qualified Unfunded Executive Supplemental Plan	N/A	278,456	—
Gregory M. Gomez	Qualified Pension Plan	27	202,396	—
	Non-qualified Unfunded Supplemental Retirement Plan	32	2,243	—
Horst E. Gras	Pension Liability*	23	1,030,687	—
Kimberly K. Stoll	Qualified Pension Plan	2	21,542	—
	Non-qualified Unfunded Supplemental Retirement Plan	7	2,212	—
*Calculated using U.S. Generally Accepted Accounting Principles translated at 12/31/15 Euro rate.
Qualified Defined Contribution Plan
We maintain a defined contribution retirement plan (through the ESSOP) covering all domestic salaried employees, including each NEO except Mr. Gras, who is a German resident and citizen.
Under the defined contribution plan, Messrs. Meeusen, Johnson, Gomez and Ms. Stoll each have an account balance which is credited each year with dollar amounts equal to 5% of compensation, plus 2% of compensation in excess of the Social Security wage base. Individuals then invest the funds in various investment vehicles offered to all employees. Any amounts exceeding qualified plan limits are reflected in the “Non-qualified Unfunded Supplemental Retirement Plan” amounts in the above table. Amounts earned in 2015 for Messrs. Meeusen, Johnson, Gomez and Ms. Stoll were $16,278 each, and are included in “All Other Compensation” on the Summary Compensation Table for 2015. Such amounts were credited to their accounts in early 2016.
Non-Qualified Unfunded Supplemental Retirement Plan
Since benefits under our retirement programs are based on taxable earnings, any deferral of salary or bonus can result in a reduction of these benefits. To correct for this reduction, participants in the salary deferral program also participate in a non-qualified unfunded supplemental retirement benefit plan designed to compensate for reduced retirement benefits caused by the deferral of salary. Benefits under this plan represent the difference between normal retirement benefits that the executive officer would have earned if no salary had been deferred, and the reduced benefit level due to the salary deferral.
Internal Revenue Service regulations limit the amount of compensation to be considered in qualified pension benefit calculations to $265,000 in 2015, and varying amounts for prior years. Any employee, including any NEO, whose compensation is in excess of the Internal Revenue Service limits also participates in the non-qualified unfunded supplemental retirement plan. Benefits from this plan are calculated to provide the participant the same retirement benefits as if there were no compensation limit. These benefits are included in the table above.
Non-Qualified Unfunded Executive Supplemental Plan
Messrs. Meeusen and Johnson participate in a non-qualified unfunded executive supplemental retirement plan. This is a defined contribution plan, under which we annually accrue 7.5% of each participant’s annual salary. Participants may elect a lump-sum payout or annual installments up to ten years. Interest is credited monthly on the beginning of the year balance at the prime rate of interest.

The following table sets forth annual contributions and earnings under the non-qualified unfunded executive supplemental plan and fiscal year-end balances in the plan.
Non-qualified Unfunded Executive Supplemental Plan for 2015 ($)

Name	Executive Contributions in 2015	Company Contributions in 2015 $	Aggregate Earnings in 2015(1)	Aggregate Withdrawals/ Distribution	Aggregate Balance at December 31, 2015
Richard A. Meeusen	—	46,875	13,962	—	490,443
Richard E. Johnson	—	25,185	7,972	—	278,456

(1)
Contributions shown in the above table are also included in the Summary Compensation Table along with the portion of the 2015 earnings shown in the above table that are considered above-market (as quantified in Note 5 in the Summary Compensation Table).

Non-qualified Deferred Compensation
The following table sets forth annual executive officer and company contributions under the non-qualified deferred compensation plan, as well as each NEO’s withdrawals, earnings and fiscal year-end balances in this plan. Messrs. Meeusen and Gomez and Ms. Stoll do not currently participate in the plan.
Non-qualified Deferred Compensation for 2015 ($)

Name	Executive Contributions in 2015(1)(2)	Company Contributions in 2015	Aggregate Earnings in 2015(2)	Aggregate Withdrawals/ Distribution	Aggregate Balance at December 31, 2015
Richard E. Johnson	83,950	—	12,270	32,670	459,741

(1)
All executive officers, except Mr. Gras, are eligible to participate in a Salary Deferral Plan. Under this plan, executive officers may elect to defer up to 50% of their annual base salary and up to 100% of their annual bonuses. Participants may elect to defer payment for a specified period of time or until retirement or separation from service. Participants may also elect a lump-sum payout or annual installments up to ten years. Interest is credited quarterly on the deferred balances at an annual interest rate equal to the sum of the five-year U.S. Treasury constant maturities rate of interest plus one and one-half percent.

(2)
Mr. Johnson’s contributions shown in the above table are also included in the Summary Compensation Table along with the portion of the 2015 earnings shown in the above table that are considered above-market (as quantified in Note 5 to the Summary Compensation Table).

Potential Payments Upon Termination or Change-in-Control
We have entered into Key Executive Employment and Severance Agreements with all executive officers whose expertise has been critical to our success, to remain with us in the event of any merger or transition period. Each KEESA provides for payments in the event there is a change-in-control and (1) the executive officer’s employment with us terminates (whether by us, the executive officer or otherwise) within 180 days prior to the change-in-control and (2) it is reasonably demonstrated by the executive officer that (a) any such termination of employment by us (i) was at the request of a third party who has taken steps reasonably calculated to effect a change-in-control or (ii) otherwise arose in connection with or in anticipation of a change-in-control, or (b) any such termination of employment by the executive officer took place because of an event that allowed the termination for good reason, which event (i) occurred at the request of a third party who has taken steps reasonably calculated to effect a change-in-control or (ii) otherwise arose in connection with or in anticipation of a change-in-control.
There are two forms of the KEESA. The KEESA for the Chairman, President and Chief Executive Officer provides for payment of salary and annual incentive compensation of three years, as well as the actuarial equivalent of the additional retirement benefits he would have earned had he remained employed for three more years, continued medical, dental, and life insurance coverage for three years, outplacement services and financial planning counseling. The KEESA for all other executive officers provides for payment of two years’ salary and annual incentive compensation, along with two years’ coverage pursuant to the other benefits set forth above. Any executive officer who receives compensation under the KEESA is restricted from engaging in competitive activity for a period of six months after termination and is required to maintain appropriate confidentiality relative to all company information. The agreements also provide that, if excise taxes would be imposed because of the golden parachute excise tax provisions of Code Sections 280G and 4999, the executive officer’s payments in connection with the change-in-control will be cut back to a level below the level that would trigger the imposition of the excise taxes.  If, despite the application of this cut-back, a court or the Internal Revenue Service determines that any of the payments in connection with the change-in-control are subject to the excise tax, then the agreements would require us to make the executive whole for any excise taxes, interest or penalties imposed as a result, as well as for the taxes on the make-whole payment.
For purposes of each KEESA, a “change-in-control” is deemed to have occurred if (1) any person (other than the company or any of its subsidiaries, a trustee or other fiduciary holding securities under any employee benefit plan of the company or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by our shareholders in substantially the same proportions as their ownership of stock in the company) is or becomes the beneficial owner, directly or indirectly, of 15% or more of our voting securities; or (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on July 31, 1999, constituted the Board of Directors and any new director whose appointment or election by the Board of Directors or nomination for election by our shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on July 31, 1999 or whose appointment, election or nomination for election was previously so approved; or (3) our shareholders approve a merger, consolidation or share exchange of the company with any other corporation or approve the issuance of our voting securities in connection with a merger, consolidation or share exchange of the company, with limited exceptions; or (4) our shareholders approve a plan of complete liquidation or dissolution of the company or an agreement for the sale or disposition by us of all or substantially all of our assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by us of all or substantially all of our assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the company immediately prior to such sale.
For purposes of each KEESA, “good reason” means that the executive officer has determined in good faith that any of the following events has occurred: (1) any breach of the KEESA by us other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that we promptly remedy; (2) any reduction in the executive officer’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case relative to those most favorable to the executive officer in effect at any time during the 180-day period prior to the change-in-control or, to the extent more favorable to the executive officer, those in effect after the change-in-control; (3) a material adverse change, without the executive officer’s prior written consent, in the executive officer’s working conditions or status with us from such working conditions or status in effect during the 180-day period prior to the change-in-control or, to the extent more favorable to the executive officer, those in effect after the change-in-control; (4) the relocation of the executive officer’s principal place of employment to a location more than 35 miles from the executive officer’s principal place of employment on the date 180 days prior to the change-in-control; (5) we require the executive officer to travel on business to a materially greater extent than was required during the 180-day period prior to the change-in-control; or (6) we terminate the executive officer’s employment after a change-in-control without delivering the required notice, in specified circumstances.
The following table describes the potential payments upon termination or a change-in-control. This table assumes the NEO’s employment was terminated on December 31, 2015, the last business day of our prior fiscal year. Potential payments for Mr. Gras are translated at the year-end exchange rate. In addition to the table below, any unvested stock options or unvested restricted stock, as shown on the above Outstanding Equity Awards table, would vest upon a change-in-control.

KEESA Benefits if Exercised at December 31, 2015 ($)

Name	Salary and Incentives	Value of Unvested Options and Restricted Stock	Retirement Benefits	Welfare Benefits & Other	Total
Richard A. Meeusen	6,540,000	1,523,290	253,738	89,582	8,406,610
Richard E. Johnson	1,540,980	446,626	89,861	67,513	2,144,980
Gregory M. Gomez	911,760	196,271	22,235	66,473	1,196,739
Horst E. Gras	1,090,711	152,398	394,853	67,513	1,705,475
Kimberly K. Stoll	911,760	196,271	22,235	82,317	1,212,583

Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the annual report on Form 10-K for the fiscal year ended December 31, 2015.

Compensation Committee
Steven J. Smith, Chairman
Gale E. Klappa
Gail A. Lione
Todd J. Teske

Director Compensation
Compensation Philosophy and Role of the Compensation Committee
Our compensation policies for directors are designed to attract and retain the most qualified individuals to serve on the Board of Directors. We believe that director compensation is comparable relative to the competitive market. Director compensation is determined by the Compensation Committee with approval by the full Board of Directors, and equity programs such as our Director Stock Grant Plans, are approved by shareholders.
Recommendations regarding outside director compensation are made by the Compensation Committee. The Compensation Committee refers to independent director compensation studies provided by the National Association of Corporate Directors to obtain relevant market data used in developing compensation recommendations.  All decisions on director compensation levels and programs are made by the full Board of Directors based on the recommendations provided by the Compensation Committee.

Director Compensation Table and Components of Director Compensation
The following table summarizes the director compensation for 2015 for all of our non-employee directors. Mr. Meeusen does not receive any additional compensation for his services as a director beyond the amounts previously disclosed in the Summary Compensation Table.

Director Compensation for 2015

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Ronald H. Dix	48,200	49,988	98,188
Thomas J. Fischer	63,200	49,988	113,118
Gale E. Klappa	55,400	49,988	105,388
Gail A. Lione	56,800	49,988	106,788
Andrew J. Policano	52,200	49,988	102,188
Steven J. Smith	60,400	49,988	110,388
Todd J. Teske	55,400	49,988	105,388

(1)
Retainer and Meeting Fees. In 2015, non-employee directors received a $30,800 annual retainer. Non-employee directors receive $3,000 for each Board of Directors meeting attended and $1,200 for each committee meeting attended. In addition, they are reimbursed for reasonable out-of-pocket travel, lodging and meal expenses. The chairman of the Audit Committee received an annual fee of $9,000. The chairman of the Governance Committee received $4,000. The chairman of the Compensation Committee and the Lead Outside Director each received an annual fee of $5,000.

(2)
Each director was awarded a grant of stock valued at $50,000. The amount was divided by $64.17, the closing price of the stock on the date of grant, and rounded down to the nearest whole share amounting to 779 shares of common stock on April 27, 2015. This column reflects the value of that award. As of December 31, 2015, the directors had the following outstanding number of vested option awards: Mr. Dix (2,600 granted during his employment at the company), Mr. Fischer (0), Mr. Klappa 6,000, Ms. Lione 6,000, Mr. Policano (0), Mr. Smith (0), and Mr. Teske 6,000. There were no outstanding stock awards at December 31, 2015.

Non-employee directors are required to own four-times their annual board retainer in company stock within five years of first being elected to the board. As of February 29, 2016, all non-employee directors met this requirement.
Badger Meter Deferred Compensation Plan for Directors. Directors may elect to defer their compensation, in whole or in part, in a stock and/or cash account of the Badger Meter Deferred Compensation Plan for Directors.
Our non-employee directors do not participate in any incentive plans or pension plans, and receive no perquisites, benefits or other forms of compensation, other than as disclosed above. New directors receive a one-time option award of 6,000 shares following the annual meeting of their first election by shareholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
There were no Compensation Committee interlocks or insider participation.
ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Our board of directors is committed to and recognizes the importance of responsible executive compensation practices. As discussed below, we have designed our executive compensation program to attract, motivate, reward, and retain senior management required to achieve our corporate objectives and to align compensation practices with our shareholders’ interest.
As required by Section 14A of the Securities Exchange Act, we are providing our shareholders with an opportunity to provide an advisory vote to approve the executive compensation of our named executive officers. This advisory vote commonly referred to as “Say on Pay” is not binding. However, our Board of Directors and the Compensation Committee will review and consider the outcome of the advisory vote when making future compensation decisions for our executive officers. Shareholders are asked to vote on the following resolution:
RESOLVED, that the compensation paid to our named executive officers (NEOs), as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, and compensation tables and any related material disclosed above in this proxy statement, is hereby APPROVED.
In addition to reviewing the summary below, we encourage you to carefully review the information on our compensation policies and decisions regarding our NEOs presented in the Compensation Discussion and Analysis as well as the information contained in the preceding Compensation Tables.
We employ a strong pay-for-performance philosophy for our entire executive team, including our NEOs. Our compensation philosophy and compensation programs have resulted in compensation that reflects our financial results and other performance factors described in the Compensation Discussion and Analysis, as well as stock price performance. We achieve these objectives through the following:

•	A total compensation package that is targeted at the median of our peer companies;

•	A total compensation package that is structured so that a majority of compensation opportunities are delivered through short- and long-term incentives;

•	A short-term incentive driven primarily by our financial earnings performance, and secondarily by key nonfinancial metrics;

•
A long-term incentive program that, in keeping with prevailing industry practice, is significantly driven by our relative total shareholder return as compared to other industry peers, along with a mix of stock options and restricted stock to further tie compensation to stock price performance as well as enhance retention; and

•	Stock ownership guidelines that continue to tie executives’ interests to shareholders over the long term.
Furthermore, we do not currently use employment contracts with our executive officers nor provide severance protection other than following a change-in-control of our company. We believe our change-in-control protections are in the best interests of our shareholders. Further, we maintain double-trigger protection (requiring a change-in-control and subsequent employment termination) following a change-in-control for any executive officer, including our NEOs.
If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of the non-binding advisory resolution above. If your shares are held in “street name” by your broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian may only vote your shares on this proposal with your specific voting instructions. Therefore, we urge you to respond to your brokerage firm so that your vote will be cast. The advisory vote to approve compensation of NEOs will be approved if the votes "FOR" exceed the votes "AGAINST." Abstentions will have no effect on this Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NON-BINDING ADVISORY RESOLUTION ABOVE.

VOTE ON RE-APPROVAL OF 2011 OMNIBUS INCENTIVE PLAN
At our 2011 Annual Meeting, our shareholders approved the Badger Meter, Inc. 2011 Omnibus Incentive Plan (“2011 Plan”), including the authority to issue 700,000 shares of our common stock under the 2011 Plan, as such number may be adjusted.
Prior to the adoption of the 2011 Plan, we had in effect the Badger Meter, Inc. 1993 Stock Option Plan, the Badger Meter, Inc. 1995 Stock Option Plan, the Badger Meter, Inc. 1997 Stock Option Plan, the Badger Meter, Inc. 1999 Stock Option Plan, the Badger Meter, Inc. 2003 Stock Option Plan, the Badger Meter, Inc. 2005 Restricted Stock Plan, the Badger Meter, Inc. 2008 Restricted Stock Plan and the Badger Meter, Inc. 2007 Director Stock Grant Plan (the “Prior Plans”). The 700,000 shares that shareholders previously authorized for the 2011 Plan were comprised of (a) 224,020 shares of newly authorized shares of common stock, plus (b) 475,980 shares remaining available for grant under the Prior Plans. Upon shareholders’ approval of the 2011 Plan in 2011, the Prior Plans terminated, and no new awards were, or will be, granted under the Prior Plans.
We are submitting the performance criteria and the 2011 Plan to our shareholders for re-approval to satisfy the requirements under Section 162(m) of the Internal Revenue Code (“Code”). No modifications are being proposed to the existing plan.
In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by our shareholders at least once every five years.
We continue to believe that it is in the best interest of the company and its shareholders for awards under the 2011 Plan to be deductible by the company for federal income tax purposes. To be eligible, we must comply with Section 162(m) of the Code, which limits deductibility of compensation paid to our CEO and our named executive officers (other than our CFO) unless the compensation satisfies the requirements set forth in Section 162(m). We believe that, with shareholder re-approval, the 2011 Plan satisfies Section 162(m) of the Code.
Section 162(m) generally requires that:

•	compensation be paid pursuant to an objective “performance-based” goal;

•	the Compensation Committee certify that the “performance-based” goal has been satisfied; and

•	the material terms of the performance criteria under the 2011 Plan, which are used to establish “performance-based” goals, have been disclosed to and approved by the shareholders (every 5 years).

 For purposes of Section 162(m), the material terms include (i) eligible participants, (ii) the maximum amount of compensation payable to employees under the performance goals, and (iii) a description of the performance criteria on which the performance goals are based. The material terms of the 2011 Equity Plan are discussed below.
Shareholder approval of this proposal will be deemed to constitute approval of each of the material terms of the 2011 Plan, including the performance criteria, for purposes of the approval requirements of Section 162(m) of the Code. Accordingly, we recommend re-approval of the 2011 Plan.
Goals of 2011 Plan
The two complementary goals of the 2011 Plan are to attract and retain outstanding individuals to serve as executive officers, directors, employees and consultants to our company and to increase shareholder value. Through the 2011 Plan, the Board seeks to provide a direct link between shareholder value and compensation awards by authorizing awards of shares of our common stock, monetary payments based on the value of our common stock and other incentive compensation awards that are based on our financial performance and individual performance.
As of February 29, 2016, there were 409,601 shares subject to outstanding awards granted under the 2011 Plan. Our Restated Articles of Incorporation authorize the issuance of 40,000,000 shares of common stock, and as of February 29, 2016, there were 14,522,164 shares of common stock issued and outstanding. The market value of one share of common stock as of the close of the market on February 29, 2016 was $65.69.

Summary of 2011 Plan
The following is a summary of the material provisions of the 2011 Plan. The following summary is qualified in its entirety by reference to the full text of the 2011 Plan as filed with our Form S-8 Registration Statement (Registration No. 333-173966), on May 5, 2011, and incorporated by reference into this Proxy Statement in its entirety. This summary is subject to the language of the 2011 Plan and the text of the 2011 Plan controls if there is any inconsistency between this summary and the 2011 Plan text.
Administration and Eligibility. The 2011 Plan is administered by a committee of independent directors designated by the Board of Directors, currently the Compensation Committee, with respect to all participants other than non-employee directors, and by the Board with respect to participants who are non-employee directors (the “Administrator”). The Administrator has the authority to interpret the provisions of the 2011 Plan; make, change and rescind rules and regulations relating to the 2011 Plan; make changes to, or reconcile any inconsistency in, any award or agreement covering an award; and make all other determinations necessary or advisable for administering the 2011 Plan.
Participants. The Administrator may designate any of the following as a participant under the 2011 Plan: any officer or other employee of the company or its affiliates or individuals engaged to become an officer or employee, consultants who provide services to the company or its affiliates and non-employee directors of the company. The company currently has seven non-employee directors.
Shares Reserved under the 2011 Plan. The 2011 Plan provides that an aggregate of 700,000 shares of common stock are reserved for issuance under the 2011 Plan, subject to adjustment as described below. The number of shares reserved for issuance will be depleted on the grant date of an award by the maximum number of shares of common stock, if any, with respect to which such award is granted. In general, (a) if an award granted under the 2011 Plan lapses, expires, terminates or is cancelled without the issuance of shares under, or the payment of other compensation with respect to shares covered by, the award, (b) if it is determined during or at the conclusion of the term of an award that all or some portion of the shares with respect to which the award was granted will not be issuable, or that other compensation with respect to shares covered by the award will not be payable, (c) if shares are forfeited under an award, or (d) if shares are issued under any award and the company reacquires them pursuant to rights reserved by the company upon the issuance of the shares, then such shares may again be used for new awards under the 2011 Plan.
Subject to the adjustment provisions described below, no participant may be granted awards under the 2011 Plan that could result in such participant:

•	receiving options for, and/or stock appreciation rights with respect to, more than 150,000 shares of common stock during any fiscal year of the company;

•	receiving awards of restricted stock and/or restricted stock units relating to more than 150,000 shares of common stock during any fiscal year of the company;

•
receiving, with respect to an award of performance shares and/or an award of performance units the value of which is based on the fair market value of a share of common stock, payment of more than 150,000 shares of common stock in respect of any period of two consecutive fiscal years of the company, or for more than 200,000 shares of common stock in respect of any period of three consecutive fiscal years of the company;

•	receiving, with respect to an annual incentive award in respect of any single fiscal year of the company, a cash payment of more than $1,500,000;

•
receiving, with respect to a long-term incentive award and/or an award of performance units the value of which is not based on the fair market value of a share of common stock, a cash payment of more than $2,500,000 in respect of any period of two consecutive fiscal years of the company or of more than $3,500,000 in respect of any period of three consecutive fiscal years of the company; or

•	receiving other stock-based awards relating to more than 50,000 shares of common stock during any fiscal year of the company.
Types of Awards. Awards under the 2011 Plan may consist of incentive awards, stock options, stock appreciation rights, performance shares, performance units, shares of common stock, restricted stock, restricted stock units or other stock-

based awards as determined by the Administrator. The Administrator may grant any type of award to any participant it selects, but only employees of the company or its subsidiaries may receive grants of incentive stock options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other award (or any other award granted under another plan of the company or any affiliate). In addition, the Administrator is authorized to provide or make awards in a manner that complies with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, so that the awards will avoid a plan failure as described in Section 409A. The Administrator’s authorization includes the authority to defer payments or wait for specified distribution events, as provided in Section 409A.
Stock Options. The Administrator has the authority to grant stock options and to determine all terms and conditions of each stock option. The Administrator determines the number of options granted, whether an option is to be an incentive stock option or non-qualified stock option, the grant date for the option (the grant date may not be any date prior to the date that the Administrator approves the grant), the exercise price, which may never be less than the fair market value, and the expiration date (the expiration date may not be later than ten years after the date of grant).
Stock Appreciation Rights. The Administrator has the authority to grant stock appreciation rights and to determine all terms and conditions of each stock appreciation right, provided that the grant price may never be less than the fair market value of the shares of common stock subject to the stock appreciation right on the date of grant and that a stock appreciation right must terminate no later than 10 years after the date of grant. Stock appreciation rights entitle the participant to receive an amount equal to the excess of the fair market value of one share of our common stock on the date of exercise over the per share grant or option price multiplied by the number of shares in respect of which the participant exercises the stock appreciation rights. The Administrator may grant stock appreciation rights in tandem with stock options or separate from any stock option granted under the 2011 Plan. The 2011 Plan permits the Administrator to pay the participant in cash, shares of common stock or a combination of stock and cash.
Performance and Stock Awards. The Administrator has the authority to grant awards of shares of common stock, restricted stock, restricted stock units, performance shares or performance units. The Administrator will determine all terms and conditions of the performance awards including (a) the number of shares of common stock and/or units to which such award relates, (b) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (c) the length of the vesting and/or performance period and, if different, the date that payment of the benefit will be made, (d) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (e) with respect to performance shares, performance units and restricted stock units, whether the awards will settle in cash, in shares of common stock, or in a combination of the two.

•
Restricted stock is a share of common stock that is subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of corporate, subsidiary or business unit performance goals established by the Administrator and/or upon the completion of a period of service.

•
Restricted stock units are the right to receive cash and/or shares of common stock the value of which is equal to the fair market value of one share to the extent corporate, subsidiary or business unit performance goals established by the Administrator are achieved.

•	Performance shares are the right to receive shares of common stock to the extent corporate, subsidiary or business unit performance goals established by the Administrator are achieved.

•
Performance units are the right to receive cash and/or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent corporate, subsidiary or business unit performance goals established by the Administrator are achieved.

For purposes of the 2011 Plan, performance goals mean any goals the Administrator establishes that relate to one or more of the following with respect to the company or any one or more of its subsidiaries, affiliates or other business units: net income; operating income; income from continuing operations; net sales; cost of sales; revenue; gross income; earnings (including before taxes, and/or interest and/or depreciation and amortization); net earnings per share (including diluted earnings per share); price per share; dividends per share; increase in dividends per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; pre-tax profit; ratio of debt to debt plus equity; return on shareholder equity; total shareholder return; return on capital; return on assets; return on equity; return on investment; return on revenues; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; economic value added; performance value added; customer satisfaction; customer loyalty and/or retention; employee safety; employee engagement; market share; system reliability; cost structure reduction; cost savings; operating goals; operating margin; profit margin; sales performance; and internal revenue growth. In addition, in the case of awards that the Administrator determines will not be considered “performance-based compensation” under Internal Revenue Code Section 162(m), the Administrator may establish other performance goals not listed in the 2011 Plan.
Incentive Awards. We do not currently anticipate issuing annual or long-term cash incentive awards under the 2011 Plan, but will continue to use our annual cash bonus plan and long-term incentive plan, which are cash only plans, for annual and long-term cash incentive awards. However, the Administrator has the authority to grant annual and long-term incentive awards under the 2011 Plan that are paid out in cash, or in shares of common stock or restricted stock having a fair market value at the time of the payment equal to the amount payable. An incentive award is the right to receive a payment to the extent performance goals are achieved. The Administrator will determine all terms and conditions of an annual or long-term incentive award, including the performance goals, performance period, the potential amount payable and the type of payment. Generally, the performance period for an incentive award must relate to a period of at least one of the company’s fiscal years, and the performance period for a long-term incentive award under the 2011 Plan must relate to a period of more than one of the company’s fiscal years.

Other Stock-Based Awards. The Administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of common stock or cash. Such awards may include shares of unrestricted common stock, which may be awarded, without limitation, as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of common stock from the company. The Administrator will determine all terms and conditions of the award.
Amendment of Minimum Vesting and Performance Periods. Notwithstanding the requirements for minimum vesting and/or performance period for an award included in the 2011 Plan, the 2011 Plan provides that the Administrator may impose, at the time an award is granted or any later date, a shorter vesting and/or performance period to take into account a participant’s hire or promotion, or may accelerate the vesting or deem an award earned, in whole or in part, on a participant’s death, disability or retirement or a change of control of the company. Under the 2011 Plan, a change of control means the occurrence of an event or series of events that qualify as a “change of control event” for purposes of the regulations and guidance issued under Section 409A of the Internal Revenue Code.
Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to the former spouse of the participant as required by a domestic relations order incident to a divorce, or (c) transfer an award (provided that the participant may not receive consideration for such a transfer of an award).
Adjustments. If (a) the company is involved in a merger or other transaction in which shares of common stock are changed or exchanged, (b) the company subdivides or combines shares of common stock or declares a dividend payable in shares of common stock, other securities (other than any common share purchase rights issued pursuant to that certain Rights Agreement, dated February 15, 2008, between the company and American Stock Transfer & Trust Company, or similar share purchase rights that the company might authorize and issue in the future) or other property, (c) the company effects a cash dividend that exceeds 10% of the trading price of the shares of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that the Board determines is special or extraordinary or that is in connection with a recapitalization or reorganization, or (d) any other event shall occur, which in the case of this clause (d), that in the judgment of the Administrator requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2011 Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares of common stock subject to the 2011 Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of common stock subject to outstanding awards; (C) the grant, purchase or exercise price with respect to any award; and (D) to the extent such discretion does not cause an award that is intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m) to lose its status as such, the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award.
Term of Plan. Unless earlier terminated by the Board of Directors, the 2011 Plan will remain in effect until the earlier of (a) the date that is ten years from the date the plan is approved by the company’s shareholders, which is the effective date for the 2011 Plan, or (b) the date all shares reserved for issuance have been issued.

Termination and Amendment. The Board of Directors or the Administrator may amend, alter, suspend, discontinue or terminate the 2011 Plan at any time, subject to the following limitations:

•	the Board must approve any amendment to the 2011 Plan if the company determines such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

•
shareholders must approve any amendment to the 2011 Plan if the company determines that such approval is required by Section 16 of the Securities Exchange Act of 1934, the Internal Revenue Code, the listing requirements of any principal securities exchange or market on which the shares are then traded or any other applicable law; and

•
shareholders must approve any amendment to the 2011 Plan that materially increases the number of shares of common stock reserved under the 2011 Plan or the limitations stated in the 2011 Plan on the number of shares of common stock that participants may receive through an award or that amends the provisions relating to the prohibition on repricing of outstanding options.

Except that the Administrator is prohibited from repricing awards as discussed below, the Administrator may modify or amend any award, or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify or cancel any terms and conditions applicable to any award, in each case by mutual agreement of the Administrator and the award holder, so long as any such action does not increase the number of shares of common stock issuable under the 2011 Plan. In certain limited circumstances, the Administrator may modify or amend an award without obtaining the award holder’s consent.
Repricing Prohibited. Except for the adjustments provided for in the 2011 Plan, neither the Administrator nor any other person may decrease the exercise price for any outstanding stock option or stock appreciation right after the date of grant, cancel an outstanding stock option or stock appreciation right in exchange for cash (other than cash equal to the excess of the fair market value of the shares subject to such stock option at the time of cancellation over the exercise or grant price for such shares), or allow a participant to surrender an outstanding stock option or stock appreciation right to the company as consideration for the grant of a new stock option or stock appreciation right with a lower exercise price.
Accounting Treatment of Options. In accordance with FASB ASC Topic 718 - Stock Compensation, or any successor thereto, the company will recognize expense in connection with stock options and other share-based payments under the 2011 Plan.
Certain U.S. Federal Income Tax Consequences
The following summarizes certain U.S. federal income tax consequences relating to the 2011 Plan under current tax law.
Stock Options. The grant of a stock option will create no income tax consequences to the company or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. The company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the exercise date.
In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and the company will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. The company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Restricted Stock. Generally, a participant will not recognize income and the company will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time (less the amount, if any, the participant paid for such restricted stock). The company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.
A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then the company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, the company would then be required to include as ordinary income the amount of any deduction the company originally claimed with respect to such shares.
Stock Appreciation Rights. Any stock appreciation right granted under the 2011 Plan, will in general, be subject to the following federal income tax treatment: (a) the grant of a stock appreciation right does not give rise to any income tax consequences to either the company or the participant; and (b) upon the exercise of a stock appreciation right, the participant recognizes ordinary income equal to the amount of any cash plus the fair market value of any shares of common stock received. The company is generally allowed a deduction in an amount equal to the income recognized by the participant.
Performance Shares. The grant of performance shares will create no income tax consequences for the company or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. The company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant. Upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.
Performance Units and Restricted Stock Units. The grant of a performance unit or restricted stock unit will create no income tax consequences to the company or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the company will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.
Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and the company will be entitled to a corresponding deduction in the same amount and at the same time.
Withholding. In the event the company is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares of common stock acquired under an award, the company may deduct from any payments of any kind otherwise due the participant cash, or with the consent of the Administrator, shares of common stock otherwise deliverable or vesting under an award, to satisfy such tax obligations. Alternatively, the company may require such participant to pay to the company, in cash, or make other arrangements satisfactory to the company regarding the payment to the company of the aggregate amount of any such taxes and other amounts. If shares of common stock are deliverable on exercise or payment of an award, then the Administrator may permit a participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such award by electing to (a) have the company withhold shares otherwise issuable under the award, (b) tender back shares received in connection with such award, or (c) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum tax withholding obligations associated with the transaction to the extent needed for the company to avoid an accounting charge.
Additional Taxes Under Section 409A. If an award under the 2011 Plan is considered non-qualified deferred compensation and such award is neither exempt from nor compliant with the requirements of Internal Revenue Code Section 409A, then the participant will be subject to an additional 20% income tax on the value of the award when it is no longer subject to a substantial risk of forfeiture, as well as interest on the income taxes that were owed from the date of vesting to the date such taxes are paid.
No Guarantee of Tax Treatment. Notwithstanding any provision of the 2011 Plan, the company does not guarantee that (a) any award intended to be exempt from Internal Revenue Code Section 409A is so exempt, (b) any award intended to comply with Internal Revenue Code Section 409A or Section 422 does so comply, or (c) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.
Internal Revenue Code Sections 162(m) and 280G. Internal Revenue Code Section 162(m) limits the deduction the company can take for compensation it pays to its Chief Executive Officer and the three other highest paid officers other than the Chief Financial Officer (determined as of the end of each year) to $1 million per year per individual. However, certain performance-based compensation that meets the requirements of Internal Revenue Code Section 162(m) does not have to be included when determining whether the $1 million limit has been met. The 2011 Plan is designed so that awards granted to the covered individuals may meet the Internal Revenue Code Section 162(m) requirements for performance-based compensation.
Section 280G of the Internal Revenue Code limits the company’s income tax deduction in the event there is a change of control of the company. Accordingly, all or some of the amount which would otherwise be deductible may not be deductible with respect to performance-based compensation that becomes vested or payable in connection with a change of control of the company.
New Plan Benefits
All awards under the 2011 Plan will be granted at the Compensation Committee's discretion. Therefore, although the maximum amount that can be granted under the plan or to any one individual is stated under the terms of the Plan, the benefits and amounts that will be received or allocated under the 2011 Plan are not presently determinable.
Past Awards Under the Plan
Since the inception of the plan in 2011, options covering the following number of shares have been awarded to the following individuals and groups: named executive officers, 113,783 shares; all remaining executive officers as a group, 26,388 shares, and one past executive officer, 480 shares; all current directors who are not executive officers as a group, 6,000 shares; each nominee for election as a director, no shares; each associate of any of such directors, executive officers or nominees, no shares; each other person who received 5% of awards, none; and all employees, including all current officers who are not executive officers, as a group, no shares.
Since the inception of the plan in 2011, the following number of shares of restricted stock have been awarded to the following individuals and groups: named executive officers, 58,302 shares; all remaining executive officers as a group, 14,272 shares; all current directors who are not executive officers as a group, no shares (however, the independent directors have received stock grants of 33,549 shares, as group); each nominee for election as a director, no shares; each associate of any of such directors, executive officers or nominees, no shares; each other person who received 5% of awards, none; and all employees, including all current officers who are not executive officers, as a group, 37,625 shares.
Equity Compensation Plan Information
See “Equity Compensation Plan Information” below.

Required Vote
The affirmative vote of a majority of the votes cast on the proposal by the holders of our common stock is required for re-approval and ratification of the 2011 Plan, provided that a majority of the outstanding shares of our common stock are voted on the proposal. Any shares not voted (whether by abstention, broker non-vote or otherwise) may prevent the proviso from being satisfied, but if the proviso is satisfied, will have no impact on the vote.
If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of re-approving the 2011 Plan. If your shares are held in “street name” by your broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian may only vote your shares on this proposal with your specific voting instructions. Therefore, we urge you to respond to your brokerage firm so that your vote will be cast.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS EACH SHAREHOLDER VOTE "FOR" THE RE-APPROVAL OF THE PERFORMANCE CRITERIA AND OTHER MATERIAL TERMS OF THE BADGER METER, INC. 2011 OMNIBUS INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2015 regarding total shares subject to outstanding stock options, warrants and rights and total additional shares available for issuance under our existing equity compensation plans.

Plan Category	Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column 1)(#)
Equity compensation plans approved by security holders
STOCK OPTION PLANS*	59,280	41.68	—
2011 OMNIBUS INCENTIVE PLAN	125,526	46.11	409,251
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	184,806	44.69	409,251

*	Includes outstanding grants made under earlier Stock Option Plans. All securities available for future issuance from the earlier Plans were rolled into the 2011 Omnibus Incentive Plan.
AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee (referred to as the Audit Committee) is established by the Board of Directors (referred to as the Board) for the primary purpose of assisting the Board in providing oversight of and assuring the integrity of the company’s financial statements, compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the internal audit function and the work of the independent auditors, and system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established. The Audit Committee meets at least quarterly and reports to the Board regularly. It met five times in 2015.
The Audit Committee is vested with all responsibilities and authority required by Rule 10A-3 under the Securities Exchange Act of 1934. It is comprised of the four members of the Board of Directors named below, each of whom is independent as required by the New York Stock Exchange and Securities and Exchange Commission rules currently in effect. The Board evaluates the independence of the directors on at least an annual basis. All four members of the Audit Committee have been determined by the Board to be financial experts as defined by Securities and Exchange Commission rules. The Audit Committee acts under a written charter available on the company’s website at www.badgermeter.com.

Management of the company has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. Management represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements as of and for the year ended December 31, 2015, including discussion regarding the propriety of the application of accounting principles, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed the audited 2015 financial statements, the results of management’s assessment of the effectiveness of the company’s internal controls over financial reporting and the independent auditor’s report of internal control over financial reporting with our independent auditors, Ernst & Young LLP (referred to as the Independent Auditor), who is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles.
The Audit Committee recognizes the importance of maintaining the independence of the company’s Independent Auditor, both in fact and appearance. Each year, the Committee evaluates the qualifications, performance and independence of the company’s Independent Auditor and determines whether to re-engage the current Independent Auditor. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ (global) capabilities and the auditors’ technical expertise and knowledge of the company’s operations and industry. Based on this evaluation, the Audit Committee believes it is in the best interests of the company and its shareholders to continue retention of Ernst & Young LLP to serve as the company’s Independent Auditor for 2016, and therefore has done so.
Although the Audit Committee has the sole authority to appoint the Independent Auditor, the Audit Committee will continue to recommend that the Board ask the shareholders, at the Annual Meeting, to ratify the appointment of the Independent Auditor.
Additionally, the Audit Committee has done, among other things, the following:

•
met with Ernst & Young LLP, with and without management present, to discuss the results of its annual audit and quarterly reviews, its evaluations of the internal controls, and the overall quality of the financial reporting, as well as the matters required to be discussed by professional standards and regulatory requirements as currently in effect;

•	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with the company’s management and Ernst & Young LLP;

•
discussed with Ernst & Young LLP those matters required to be discussed by Auditing Standard No. 16 “Communications with Audit Committees,” and SEC Regulation S-X, Rule 2-07 “Communication with Auditing Committees;” and

•	received the written disclosures and the letter from Ernst & Young LLP required pursuant to Rule 3526, “Communication with Audit Committees Concerning Independence,” of the PCAOB.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.
All members of the Audit Committee have approved the foregoing report.

Audit and Compliance Committee
Thomas J. Fischer, Chairman
Gale E. Klappa
Steven J. Smith
Todd J. Teske

PRINCIPAL ACCOUNTING FIRM FEES
Fees for professional services provided by the independent registered public accounting firm in each of the last two fiscal years are as follows:

	2015	2014
Audit Fees(1)	$795,500	$765,000
Audit Related Fees(2)	21,000	20,000
Tax Fees	—	—
All other Fees	—	—
Total Fees	$816,500	$785,000

(1)	Includes annual financial statement audit, review of our quarterly reports on Form 10-Q and statutory audits required internationally.

(2)	Represents accounting and advisory services related to technical accounting consultations.
As part of its duties, the Audit Committee pre-approves services provided by Ernst & Young LLP. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve all auditing services and permissible non-audit services to be provided. In addition, the Audit Committee Charter provides that the Audit Committee may delegate to one or more of its members the authority to grant such pre-approvals with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting. During the fiscal year ending December 31, 2015, all of the non-audit services provided by the company's independent registered public accounting firm were pre-approved by the Audit Committee. In selecting Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, the Audit Committee has reviewed all 2015 audit services provided by Ernst & Young LLP to make sure they were compatible with maintaining the independence of Ernst & Young LLP. There were no additional non-audit services performed in 2015.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee selected Ernst & Young LLP, independent registered public accounting firm, to audit the consolidated financial statements of the company for the year ending December 31, 2016, as well as its internal control over financial reporting as of December 31, 2016, and requests that the shareholders ratify such selection. If shareholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider the selection.
In determining whether to reappoint Ernst & Young LLP as the company’s independent registered public accounting firm, the Audit Committee took into consideration a number of factors, including the following:

•	the length of time Ernst & Young LLP has been engaged by the company as the independent registered public accounting firm;

•	Ernst & Young LLP’s historical and recent performance on the audit;

•	an assessment of the professional qualifications and past performance of the lead audit partner and Ernst & Young LLP;

•	the quality of the Audit Committee’s ongoing discussions with Ernst & Young LLP;

•	an analysis of Ernst & Young LLP’s known legal risks and significant proceedings;

•	external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board ("PCAOB") reports on Ernst & Young LLP and its peer firms;

•	the appropriateness of Ernst & Young LLP’s fees, on both an absolute basis and as compared to its peer firms; and

•	Ernst & Young LLP’s independence.

Based on the Audit Committee’s evaluation, the Audit Committee believes that Ernst & Young LLP is independent and that it is in the best interests of the company and its shareholders to retain Ernst & Young LLP to serve as the independent registered public accounting firm.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.
If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of ratifying Ernst & Young LLP as the company’s independent registered public accounting firm. If your shares are held in “street name” by your broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian may choose to vote for you on the ratification of the appointment of Ernst & Young LLP as independent registered public accountants for the company, even if you do not provide voting instructions to such nominee. The Audit Committee's selection of Ernst & Young LLP as the company's independent registered public accounting firm for the year ending December 31, 2016 will be ratified if the votes "FOR" exceed the votes "AGAINST." Abstentions will have no effect on this Proposal. We do not anticipate any broker non-votes on this Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports concerning the ownership of our equity securities with the Securities and Exchange Commission and us. Based solely on a review of the copies of such forms furnished to us, we believe that all reports required by Section 16(a) to be filed by our insiders were filed on a timely basis.
OTHER MATTERS

The cost of solicitation of proxies will be borne by us. Brokers, nominees, fiduciaries or other custodians who hold stock in their names and who solicit proxies from the beneficial owners will be reimbursed by us for out-of-pocket and reasonable clerical expenses.
The Board of Directors does not intend to present at the Annual Meeting any matters other than those set forth herein and does not presently know of any other matters that may be presented at the Annual Meeting by others. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy on any such matters in accordance with their best judgment.
A shareholder wishing to include a proposal in the proxy statement for the 2017 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (referred to as Rule 14a-8), must forward the proposal to our Secretary by November 18, 2016.
A shareholder who intends to present business, other than a shareholder’s proposal pursuant to Rule 14a-8, at the 2017 Annual Meeting of Shareholders (including nominating persons for election as directors) must comply with the requirements set forth in our Restated By-Laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Restated By-Laws, to our Secretary not less than 60 days and not more than 90 days prior to the second Saturday in the month of April (that is between January 8, 2017 and February 7, 2017), subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days. If we do not receive the notice within that time frame, then the notice will be considered untimely and we will not be required to present such proposal at the 2017 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2017 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2017 Annual Meeting may exercise discretionary voting power with respect to such proposal.
We have filed an Annual Report on Form 10-K with the Securities and Exchange Commission for our fiscal year ended December 31, 2015. The information under the caption “Stock Options” in Note 5 to the Consolidated Financial Statements contained in the Annual Report on Form 10-K and the information under the caption “Employee Benefit Plans” in Note 7 to the Consolidated Financial Statement contained in the Annual Report on Form 10-K is incorporated by reference into this Proxy Statement. The Form 10-K is posted on our Web site at www.badgermeter.com. We will provide a copy of the Annual Report on Form 10-K without exhibits to each person who is a record or beneficial holder of shares of common stock on the record date for the Annual Meeting. We will provide a copy of the exhibits to the Annual Report on Form 10-K without charge to each person who is a record or beneficial holder of shares of common stock on the record date for the Annual Meeting who submits a written request for it. Requests for copies of the Annual Report on Form 10-K should be addressed to Secretary, Badger Meter, Inc., 4545 West Brown Deer Road, P.O. Box 245036, Milwaukee, Wisconsin 53224-9536; (414) 355-0400.
Pursuant to the rules of the Securities and Exchange Commission, services that deliver our communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of our Annual Report on Form 10-K to shareholders and Proxy Statement. Upon written or oral request, we will promptly deliver a separate copy of the Annual Report to shareholders and/or Proxy Statement to any shareholder at a shared address to which a single copy of each document was delivered, or a single copy to any shareholders sharing the same address to whom multiple copies were delivered. Shareholders may notify us of their requests by writing or calling the Secretary, Badger Meter, Inc., 4545 West Brown Deer Road, P.O. Box 245306, Milwaukee, WI, 53224-9536; (414) 355-0400.

By Order of the Board of Directors

William R. A. Bergum,
Secretary
March 18, 2016

ANNUAL MEETING OF SHAREHOLDERS OF

BADGER METER, INC.

April 29, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

The notice of annual meeting, proxy statement, form of proxy card and our annual report on Form 10-K are available at http://www.astproxyportal.com/ast/12549/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20833300000000000000 5 042916

The Board of Directors recommends a vote FOR each nominee identified in Proposal 1 and FOR Proposals 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS: ONE-YEAR TERM

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instruction below)

NOMINEES:
- ○ Ronald H. Dix
- ○ Thomas J. Fischer
- ○ Gale E. Klappa
- ○ Gail A. Lione
- ○ Richard A. Meeusen
- ○ Andrew J. Policano
- ○ Steven J. Smith
- ○ Todd J. Teske

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐
3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP as independent registered public accountants for 2016.	☐	☐	☐
4. RE-APPROVAL OF THE PERFORMANCE CRITERIA AND OTHER MATERIAL TERMS OF THE BADGER METER, INC. 2011 OMNIBUS INCENTIVE PLAN.	☐	☐	☐

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

COMPLETE AND SIGN BELOW. DETACH AND RETURN USING THE ENVELOPE PROVIDED.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

BADGER METER, INC.

PROXY

2016 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Richard A. Meeusen, Richard E. Johnson and William R. A. Bergum, or any of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Badger Meter, Inc. to be held at the Milwaukee Public Museum, 800 West Wells Street, Milwaukee, Wisconsin 53233, on Friday, April 29, 2016, at 8:30 a.m., local time, to vote the shares of stock which the undersigned is entitled to vote at said Meeting or any adjournment or postponement thereof, hereby revoking any other Proxy executed by the undersigned for such Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, the Proxy will be voted FOR each nominee identified in Proposal 1 and FOR Proposals 2, 3 and 4. This Proxy is being solicited on behalf of the Board of Directors.**

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

BADGER METER, INC.

April 29, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

The notice of annual meeting, proxy statement, form of proxy card and our annual report on Form 10-K are available at http://www.astproxyportal.com/ast/12549/

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20833300000000000000 5 042916

The Board of Directors recommends a vote FOR each nominee identified in Proposal 1 and FOR Proposals 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS: ONE-YEAR TERM

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Ronald H. Dix
- ○ Thomas J. Fischer
- ○ Gale E. Klappa
- ○ Gail A. Lione
- ○ Richard A. Meeusen
- ○ Andrew J. Policano
- ○ Steven J. Smith
- ○ Todd J. Teske

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐
3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP as independent registered public accountants for 2016.	☐	☐	☐
4. RE-APPROVAL OF THE PERFORMANCE CRITERIA AND OTHER MATERIAL TERMS OF THE BADGER METER, INC. 2011 OMNIBUS INCENTIVE PLAN.	☐	☐	☐

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

COMPLETE AND SIGN BELOW. DETACH AND RETURN USING THE ENVELOPE PROVIDED.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

BADGER METER, INC.

PROXY

2016 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Richard A. Meeusen, Richard E. Johnson and William R. A. Bergum, or any of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Badger Meter, Inc. to be held at the Milwaukee Public Museum, 800 West Wells Street, Milwaukee, Wisconsin 53233, on Friday, April 29, 2016, at 8:30 a.m., local time, to vote the shares of stock which the undersigned is entitled to vote at said Meeting or any adjournment or postponement thereof, hereby revoking any other Proxy executed by the undersigned for such Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, the Proxy will be voted FOR each nominee identified in Proposal 1 and FOR Proposals 2, 3 and 4. This Proxy is being solicited on behalf of the Board of Directors.**

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

BADGER METER, INC.

April 29, 2016

ESSOP

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 29, 2016
The notice of annual meeting, proxy statement, form of proxy card and our annual report on Form 10-K are available at http://www.astproxyportal.com/ast/12549/

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20833300000000000000 5 042916

The Board of Directors recommends a vote FOR each nominee identified in Proposal 1 and FOR Proposals 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS: ONE-YEAR TERM

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Ronald H. Dix
- ○ Thomas J. Fischer
- ○ Gale E. Klappa
- ○ Gail A. Lione
- ○ Richard A. Meeusen
- ○ Andrew J. Policano
- ○ Steven J. Smith
- ○ Todd J. Teske

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐
3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP as independent registered public accountants for 2016.	☐	☐	☐
4. RE-APPROVAL OF THE PERFORMANCE CRITERIA AND OTHER MATERIAL TERMS OF THE BADGER METER, INC. 2011 OMNIBUS INCENTIVE PLAN.	☐	☐	☐

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

COMPLETE AND SIGN BELOW. DETACH AND RETURN USING THE ENVELOPE PROVIDED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

BADGER METER, INC.

PROXY

ESSOP

2016 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Richard A. Meeusen, Richard E. Johnson and William R. A. Bergum, or any of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Badger Meter, Inc. to be held at the Milwaukee Public Museum, 800 West Wells Street, Milwaukee, Wisconsin 53233, on Friday, April 29, 2016, at 8:30 a.m., local time, to vote the shares of stock which the undersigned is entitled to vote at said Meeting or any adjournment or postponement thereof, hereby revoking any other Proxy executed by the undersigned for such Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, the Proxy will be voted <u>FOR</u> each nominee identified in Proposal 1 and <u>FOR</u> Proposals 2, 3 and 4. <u>This Proxy is being solicited on behalf of the Board of Directors.</u>**

(Continued and to be signed on the reverse side.)

1.1 14475